EXHIBIT 10.3

FEE AND LEASEHOLD MORTGAGE,

ASSIGNMENT OF LEASES AND RENTS

AND SECURITY AGREEMENT

by

INLAND DIVERSIFIED WHITE PLAINS CITY CENTER, L.L.C.,

a Delaware limited liability company, and

COUNTY OF WESTCHESTER INDUSTRIAL DEVELOPMENT AGENCY,

a corporate governmental agency constituting a body corporate and politic and a public benefit corporation of the State of New York,

collectively, as Mortgagor,

to and in favor of

BANK OF AMERICA, N.A.,

a national banking association,

as Mortgagee

After recording, please return to:

Keith A. Mrochek

Nexsen Pruet, LLC

The Carillon Building

227 West Trade Street, Suite 1550

Charlotte, North Carolina, 28202

KMrochek@nexsenpruet.com

This instrument was prepared by the above named attorney

Fee and Leasehold Mortgage,

Assignment of Leases and Rents and Security Agreement

This Fee and Leasehold Mortgage, Assignment of Leases and Rents and Security Agreement is made as of the 28th day of September, 2012, by INLAND DIVERSIFIED WHITE PLAINS CITY CENTER, L.L.C., a Delaware limited liability company, whose address is 2901 Butterfield Road, Oak Brook, IL 60523, Attn: Mr. Barry Lazarus, President, Fax: (630) 218-4957, E-mail Address: blazarus@inlandgroup.com ("Borrower”) and COUNTY OF WESTCHESTER INDUSTRIAL DEVELOPMENT AGENCY, a corporate governmental agency constituting a body corporate and politic and a public benefit corporation of the State of New York, whose address is 148 Martine Avenue, White Plains, NY 10601 (“Fee Owner”; Borrower and Fee Owner are sometimes hereinafter individually referred to as a “Mortgagor” and each of them separately, jointly and severally, as the “Mortgagor”, as applicable) to BANK OF AMERICA, N.A., a national banking association ("Mortgagee"), whose address is Bank of America, N.A., 100 North Tryon Street, NC1-007-11-15, Charlotte, NC  28255, Attention:  Commercial Real Estate Banking Group.

Recitals

WHEREAS, Fee Owner is the owner of the fee simple of, inter alia, (a) that certain air space in the City of White Plains, County of Westchester, State of New York legally described in Exhibit A-1 attached hereto and made a part hereof (the “Air Rights Parcel”) and (b) that certain additional real property in the City of White Plains, County of Westchester, State of New York legally described in Exhibit A-2 attached hereto and made a part hereof (the “Retail Parcel”);

WHEREAS, pursuant to the terms of the Lease made by and between Fee Owner, as Lessor, and LC White Plains, LLC (“LCWP”), as Lessee, dated 11/10/2003, as evidenced by Memorandum of Lease dated 11/10/2003, recorded 5/7/2004 in Control No. 440850086 (collectively, the “Prior Air Rights Lease”), Fee Owner has previously leased the Air Rights Parcel to LCWP;

WHEREAS, LCWP has assigned to Borrower its interests under the Prior Air Rights Lease pursuant to the terms of that certain Assignment of Lease made by LCWP to Borrower dated on or about September 28, 2012 and Fee Owner and Borrower have subsequently amended and restated the Air Rights Lease pursuant to the terms of that certain Amended and Restated Lease between Fee Owner and Borrower dated on or about September 28, 2012 and to be recorded in the land records of Westchester County, New York (the “Air Rights Lease”);

WHEREAS, pursuant to the Air Rights Lease, the Borrower is the owner of the leasehold estate created in the Air Rights Parcel (the “Air Rights Estate”);

WHEREAS, pursuant to the terms of that certain Lease, dated as of April 24, 2002, by and between Fee Owner, as lessor, and LCWP, as lessee, evidenced by Memorandum of Lease dated 4/24/2002, recorded 7/11/2002 in Control No. 421780571, as amended pursuant to Lease Subordination and Amendment Agreement made between LCWP and the Fee Owner dated as of 10/6/2004, recorded 11/23/2004 in Control No. 443150358, and further amended and restated pursuant to Amended and Restated Lease made between Fee Owner and LCWP dated 6/28/2007, as evidenced by Amended and Restated Memorandum of Lease dated 6/28/2007, recorded 12/12/2007 in Control No. 472920419 (collectively, the “Prior Retail Lease”), Fee Owner has previously leased the Air Rights Parcel to LCWP;

WHEREAS, LCWP has assigned to Borrower its interests under the Prior Retail Lease pursuant to the terms of that certain Assignment of Lease made by LCWP to Borrower dated on or about September 28, 2012 and Fee Owner and Borrower have subsequently amended and restated the Prior Retail Lease pursuant to the terms of that certain Amended and Restated Lease between Fee Owner and Borrower dated on or about September 28, 2012 and to be recorded in the land records of Westchester County, New York (the “Retail Lease”);

WHEREAS, pursuant to the Retail Lease, the Borrower is the owner of the leasehold estate created in the Retail Parcel (the “Retail Estate” collectively, with the Air Rights Estate, the “Leasehold Estate”);

WHEREAS, all other leases or subleases of the Air Rights Parcel and the Retail Parcel previously entered into by Fee Owner, LCWP or any other party have been terminated or are otherwise no longer in force and effect;

WHEREAS, collectively, the Air Rights Lease and the Retail Lease may be referred to herein from time to time as the “Ground Leases”;

WHEREAS, Borrower has requested and Mortgagee has agreed to make a loan (the “Loan”) to Borrower in a maximum possible principal amount of NINETY-NINE MILLION AND NO/100 DOLLARS ($99,000,000.00) pursuant to the terms and conditions set forth in that certain Term Loan Agreement dated as of the date hereof (as amended, restated, extended, spread, supplemented or otherwise modified from time to time, the “Loan Agreement”) and evidenced by a note dated as of the date hereof in such amount (as amended, restated, extended, spread, supplemented or otherwise modified from time to time, the “Note”);

WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Loan Agreement; and

WHEREAS, Mortgagor has, simultaneously with the execution and delivery of the Loan Agreement, the Note and the other Loan Documents, entered into this Mortgage with Mortgagee to secure, among other things, the payment of the Note and the Loan Agreement, the obligations and payments of Borrower and certain other parties under the Environmental Agreement and all of the advances made and which may be made under the Mortgage covering all of the interest of Mortgagor, as owner in fee or leasehold, as the case may be, of the Property (as hereinafter defined).

Grants and Agreements

NOW, THEREFORE, in order to induce Mortgagee to make the Loan to Borrower, the parties hereto agree as follows:

Article I
Definitions.

As used in this Mortgage, the terms defined in the Preamble hereto shall have the respective meanings specified therein, and the following additional terms shall have the meanings specified:

"Accessories" means all fixtures, fittings, apparatus, equipment, systems, machinery, furniture, furnishings, appliances, inventory, goods, building and construction materials, supplies and other articles of personal property and replacements thereof, of every kind and character, tangible and intangible (including software embedded therein), now owned or hereafter acquired by Mortgagor, which are now or hereafter attached to, affixed to, placed upon or situated in, on or about the Land or Improvements, or used in or necessary to the complete and proper planning, development, use, occupancy or operation thereof, or acquired (whether delivered to the Land or stored elsewhere) for use or installation in or on the Land or Improvements, and all Additions to the foregoing, all of which are hereby declared to be permanent accessions to the Land.

"Accounts" means all accounts of Mortgagor within the meaning of the Uniform Commercial Code of the State, derived from or arising out of the use, occupancy or enjoyment of the Property or for services rendered therein or thereon.

"Additions" means any and all alterations, additions, accessions and improvements to property, substitutions therefor, and renewals and replacements thereof.

"Claim" means any liability, suit, action, claim, demand, loss, expense, penalty, fine, judgment or other cost of any kind or nature whatsoever, including fees, costs and expenses of attorneys, consultants, contractors and experts.

"Condemnation" means any taking of title to, use of, or any other interest in the Property under the exercise of the power of condemnation or eminent domain, whether temporarily or permanently, by any Governmental Authority or by any other Person acting under or for the benefit of a Governmental Authority.

"Condemnation Awards" means any and all judgments, awards of damages (including severance and consequential damages), payments, proceeds, settlements, amounts paid for a taking in lieu of Condemnation, or other compensation heretofore or hereafter made, including interest thereon, and the right to receive the same, as a result of, or in connection with, any Condemnation or threatened Condemnation.

"Contract of Sale" means any contract for the sale of all or any part of the Property or any interest therein, whether now in existence or hereafter executed.

“Corporate Guarantor” means Inland Diversified Real Estate Trust, Inc., a Maryland corporation, together with its permitted successors and assigns.

"Default" means an event or circumstance which, with the giving of Notice or lapse of time, or both, would constitute an Event of Default under the provisions of this Mortgage.

"Design and Construction Documents" means, collectively, (a) all contracts for services to be rendered, work to be performed or materials to be supplied in the development of the Land or the construction or repair of Improvements, including all agreements with architects, engineers or contractors for such services, work or materials; (b) all plans, drawings and specifications for the development of the Land or the construction or repair of Improvements; (c) all permits, licenses, variances and other rights or approvals issued by or obtained from any Governmental Authority or other Person in connection with the development of the Land or the construction or repair of Improvements; and (d) all amendments of or supplements to any of the foregoing.

"Dispute" means any controversy, claim or dispute between or among the parties to this Mortgage, including any such controversy, claim or dispute arising out of or relating to (a) this Mortgage, (b) any other Loan Document, (c) any related agreements or instruments, or (d) the transaction contemplated herein or therein (including any claim based on or arising from an alleged personal injury or business tort).

"Encumbrance" means any Lien, easement, right of way, roadway (public or private), condominium regime, cooperative housing regime, condition, covenant or restriction (including any condition, covenant or restriction imposed in connection with any condominium development or cooperative housing development), Lease or other matter of any nature that would affect title to the Property.

"Environmental Agreement" means the Environmental Indemnification and Release Agreement of even date herewith by and between Mortgagor, Corporate Guarantor and Mortgagee pertaining to the Property, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.

"Event of Default" means an event or circumstance specified in Article VI and the continuance of such event or circumstance beyond the applicable grace and/or cure periods therefor, if any, set forth in Article VI.

"Expenses" means all fees, charges, costs and expenses of any nature whatsoever incurred at any time and from time to time (whether before or after an Event of Default) by Mortgagee in making, funding, administering or modifying the Loan, in negotiating or entering into any "workout" of the Loan, or in exercising or enforcing any rights, powers and remedies provided in this Mortgage or any of the other Loan Documents, including reasonable attorneys’ fees, court costs, receiver’s fees, management fees and costs incurred in the repair, maintenance and operation of, or taking possession of, or selling, the Property.

"Governmental Authority" means any governmental or quasi-governmental entity, including any court, department, commission, board, bureau, agency, administration, service, district or other instrumentality of any governmental entity.

“Guarantor” means, individually or collectively, the Corporate Guarantor, Louis R. Capelli and Lou Ceruzzi, together, in each case, with its, his, her or their respective heirs, personal representatives, successors and assigns.

"Guaranty" means the Guaranty Agreement of even date herewith executed by Guarantor for the benefit of Mortgagee, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.

"Improvements" means all buildings, structures and replacements thereof and other improvements now or hereafter existing, erected or placed on the Land, including all plant equipment, apparatus, machinery and fixtures of every kind and nature whatsoever forming part of said structures and/or buildings together with any on-site improvements and off-site improvements in any way used or to be used in connection with the use, enjoyment, occupancy or operation of the Land.

"Insurance Proceeds" means the insurance claims under and the proceeds of any and all policies of insurance covering the Property or any part thereof, including all returned and unearned premiums with respect to any insurance relating to such Property, in each case whether now or hereafter existing or arising.

"Land" means a collective reference to the Air Rights Parcel and the Retail Parcel.

"Laws" means all federal, state and local laws, statutes, rules, ordinances, regulations, codes, licenses, authorizations, decisions, injunctions, interpretations, orders or decrees of any court or other Governmental Authority having jurisdiction as may be in effect from time to time.

"Leases" means all leases (including, without limitation, the Ground Leases), subleases, license agreements and other occupancy or use agreements (whether oral or written), now or hereafter existing, which cover or relate to the Property or any part thereof, together with all options therefor, amendments thereto and renewals, modifications and guaranties thereof, including any cash or security deposited under the Leases to secure performance by the tenants of their obligations under the Leases, whether such cash or security is to be held until the expiration of the terms of the Leases or applied to one or more of the installments of rent coming due thereunder.

"Letter of Credit" means any letter of credit issued by Mortgagee for the account of Mortgagor or its nominee in connection with the development of the Land or the construction of the Improvements, together with any and all extensions, renewals or modifications thereof, substitutions therefor or replacements thereof.

"Lien" means any mortgage, deed of trust, pledge, security interest, assignment, judgment, lien or charge of any kind, including any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code of any jurisdiction.

"Loan Documents" means this Mortgage, the Note, the Guaranty, the Environmental Agreement, the Loan Agreement, any Swap Contract, any application or reimbursement agreement executed in connection with any Letter of Credit, and any and all other documents which Mortgagor, Guarantor or any other party or parties have executed and delivered, or may hereafter execute and deliver, to evidence, secure or guarantee the Obligations, or any part thereof, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.

"Mortgage" means this Fee and Leasehold Mortgage, Assignment of Leases and Rents and Security Agreement, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.

"Notice" means a notice, request, consent, demand or other communication given in accordance with the provisions of Section 9.8 of this Mortgage.

"Obligations" means all present and future debts, advances, obligations and liabilities of Mortgagor to Mortgagee arising pursuant to, and/or on account of, the provisions of this Mortgage, the Note or any of the other Loan Documents, including the obligations: (a) to pay all principal, interest, late charges, prepayment premiums (if any) and other amounts due at any time under the Note; (b) to pay all Expenses, indemnification payments, fees and other amounts due at any time under this Mortgage or any of the other Loan Documents, together with interest thereon as herein or therein provided; (c) to pay and perform all obligations of Mortgagor under any Swap Contract; (d) to perform, observe and comply with all of the other terms, covenants and conditions, expressed or implied, which Mortgagor is required to perform, observe or comply with pursuant to this Mortgage or any of the other Loan Documents; and (e) to pay and perform all future advances and other obligations that Mortgagor or any successor in ownership of all or part of the Property may agree to pay and/or perform (whether as principal, surety or guarantor) for the benefit of Mortgagee, when a writing evidences the parties’ agreement that the advance or obligation be secured by this Mortgage.

"Permitted Encumbrances" means (a) any matters set forth in any policy of title insurance issued to Mortgagee and insuring Mortgagee’s interest in the Property which are acceptable to Mortgagee as of the date hereof, (b) the Liens and interests of this Mortgage, and (c) any other Encumbrance that Mortgagee shall expressly approve in writing in its sole and absolute discretion.

"Person" means an individual, a corporation, a partnership, a joint venture, a limited liability company, a trust, an unincorporated association, any Governmental Authority or any other entity.

"Personalty" means all personal property of any kind or nature whatsoever, whether tangible or intangible and whether now owned or hereafter acquired, in which Mortgagor now has or hereafter acquires an interest and which is used in the construction of, or is placed upon, or is derived from or used in connection with the maintenance, use, occupancy or enjoyment of, the Property, including (a) the Accessories; (b) the Accounts; (c) all franchise, license, management or other agreements with respect to the operation of the Real Property or the business conducted therein (provided all of such agreements shall be subordinate to this Mortgage, and Mortgagee shall have no responsibility for the performance of Mortgagor’s obligations thereunder) and all general intangibles (including payment intangibles, trademarks, trade names, goodwill, software and symbols) related to the Real Property or the operation thereof; (d) all sewer and water taps, appurtenant water stock or water rights, allocations and agreements for utilities, bonds, letters of credit, letter of credit rights, permits, certificates, licenses, guaranties, warranties, causes of action, judgments, Claims, profits, security deposits, utility deposits, deposits or escrows for taxes, insurance or other matters, and all rebates or refunds of fees, Taxes, assessments, charges or deposits paid to any Governmental Authority related to the Real Property or the operation thereof; (e) all of Mortgagor’s rights and interests under all Swap Contracts, including all rights to the payment of money from Mortgagee (or its affiliate) under any Swap Contract and all accounts, deposit accounts and general intangibles, including payment intangibles, described in any Swap Contract; (f) all insurance policies held by Mortgagor with respect to the Property or Mortgagor’s operation thereof; and (g) all money, instruments, chattel paper, or mortgages and documents (whether tangible or electronic) arising from or by virtue of any transactions related to the Property, and all deposits and deposit accounts of Mortgagor with Mortgagee related to the Property, including any such deposit account from which Mortgagor may from time to time authorize Mortgagee to debit and/or credit payments due with respect to the Loan; together with all Additions to and Proceeds of all of the foregoing.

"Proceeds," when used with respect to any of the Property, means all proceeds of such Property, including all Insurance Proceeds and all other proceeds within the meaning of that term as defined in the Uniform Commercial Code of the State.

"Property" means the Real Property and the Personalty and all other rights, interests and benefits of every kind and character which Mortgagor now has or hereafter acquires in, to or for the benefit of the Real Property and/or the Personalty and any and all options to purchase all or any portion of the Real Property and/or the Personalty and all other property and rights used or useful in connection therewith, including all Leases, all Rents, all Condemnation Awards, all Proceeds, and all of Mortgagor’s right, title and interest in and to all Design and Construction Documents, all Contracts of Sale and all Refinancing Commitments.

"Property Assessments" means all Taxes, payments in lieu of taxes, water rents, sewer rents, assessments, condominium and owner’s association assessments and charges, maintenance charges and other governmental or municipal or public or private dues, charges and levies and any Liens (including federal tax liens) which are or may be levied, imposed or assessed upon the Property or any part thereof, or upon any Leases or any Rents, whether levied directly or indirectly or as excise taxes, as income taxes, or otherwise.

"Real Property" means the Land and Improvements, together with (a) all estates, title interests, title reversion rights, remainders, increases, issues, profits, rights of way or uses, additions, accretions, servitudes, strips, gaps, gores, liberties, privileges, water rights, water courses, alleys, passages, ways, vaults, licenses, tenements, franchises, hereditaments, royalties and appurtenances, air space, easements, rights-of-way, rights of ingress or egress, parking rights, timber, crops, mineral interests and other rights, now or hereafter owned by Mortgagor and belonging or appertaining to the Land or Improvements; (b) all Claims whatsoever of Mortgagor with respect to the Land or Improvements, either in law or in equity, in possession or in expectancy; (c) all estate, right, title and interest of Mortgagor in and to all streets, roads and public places, opened or proposed, now or hereafter adjoining or appertaining to the Land or Improvements; and (d) all options to purchase the Land or Improvements, or any portion thereof or interest therein, and any greater estate in the Land or Improvements, and all Additions to and Proceeds of the foregoing.

"Refinancing Commitment" means any commitment from or other agreement with any Person providing for the financing of the Property, some or all of the proceeds of which are intended to be used for the repayment of all or a portion of the Loan.

"Rents" means all of the rents, royalties, issues, profits, revenues, earnings, income and other benefits of the Property, or arising from the use or enjoyment of the Property, including all such amounts paid under or arising from any of the Leases and all fees, charges, accounts or other payments for the use or occupancy of rooms or other public facilities within the Real Property.

"State" means the state in which the Land is located.

"Swap Contract" means any agreement, whether or not in writing, relating to any Swap Transaction, including, unless the context otherwise clearly requires, any form of master agreement (the “Master Agreement”) published by the International Swaps and Derivatives Association, Inc., or any other master agreement, entered into prior to the date hereof or any time after the date hereof, between Swap Counterparty and Mortgagor (or its Affiliate

(as defined in the Loan Agreement)), together with any related schedule and confirmation, as amended, supplemented, superseded or replaced from time to time.

"Swap Counterparty" means Lender or an Affiliate of Lender, in its capacity as counterparty under any Swap Contract.

Swap Transaction” means any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond option, note or bill option, interest rate option, forward foreign exchange transaction, cap transaction, collar transaction, floor transaction, currency swap transaction, cross-currency rate swap transaction, swap option, currency option, credit swap or default transaction, T-lock, or any other similar transaction (including any option to enter into the foregoing) or any combination of the foregoing, entered into prior to the date hereof or anytime after the date hereof between Swap Counterparty and Mortgagor (or its Affiliate) so long as a writing, such as a Swap Contract, evidences the parties’ intent that such obligations shall be secured by this Mortgage in connection with the Loan.

"Taxes" means all taxes and assessments, whether general or special, ordinary or extraordinary, or foreseen or unforeseen, which at any time may be assessed, levied, confirmed or imposed by any Governmental Authority or any community facilities or other private district on Mortgagor or on any of its properties or assets or any part thereof or in respect of any of its franchises, businesses, income or profits.

"Transfer" means any direct or indirect sale, assignment, conveyance or transfer, including any Contract of Sale and any other contract or agreement to sell, assign, convey or transfer, in whole or in part, whether made voluntarily or by operation of Law or otherwise, and whether made with or without consideration.

Article II
Granting Clauses; Condition of Grant.

Section 2.1

Conveyances and Security Interests.

In order to secure the prompt payment and performance of the Obligations, Mortgagor does hereby IRREVOCABLY GRANT, GIVE, BARGAIN, SELL, WARRANT, ALIEN, REMISE, RELEASE, CONVEY, MORTGAGE, TRANSFER, ASSIGN, CONFIRM, HYPOTHECATE, DEPOSIT, PLEDGE, CREATE A SECURITY INTEREST IN and SET OVER to Mortgagee, in fee simple, all of Mortgagor's present and future estate, right, title and interest in and to the following described property, whether such property is now or hereafter in existence to: (a) the Property TO HAVE AND TO HOLD the Real Property, with all rights, appurtenances, and privileges thereunto belonging, unto the Mortgagee, Mortgagee’s successors and assigns forever; (b)  a security interest in the Personalty; (c)  a security interest in, all Condemnation Awards and all Insurance Proceeds and to refunds, credits and abatements of real estate taxes; (d)  a security interest in, all of Mortgagor’s right, title and interest in, but not any of Mortgagor’s obligations or liabilities under, all Design and Construction Documents, all Contracts of Sale and all Refinancing Commitments; and (e) all of Mortgagor’s and Agency’s rights under Section 365 of the Bankruptcy Code.  All Persons who may have or acquire an interest in all or any part of the Property will be deemed to have notice of, and will be bound by, the terms of the Obligations and each other agreement or Mortgage made or entered into in connection with each of the Obligations.  Such terms include any provisions in the Note, the Loan Agreement or any Swap Contract which provide that the interest rate on one or more of the Obligations may vary from time to time.  The lien of this Mortgage attaches to, and the Property hereunder shall include all of Mortgagor's rights and remedies at any time arising under or pursuant to Section 365(h) of the Bankruptcy Code, 11 U.S.C. §365(h), including without limitation all of Borrower's rights to remain in possession of the Real Property under the Ground Leases.

Section 2.2

Absolute Assignment of Leases and Rents.

In consideration of the making of the Loan by Mortgagee to Mortgagor, the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor irrevocably, presently, absolutely, unconditionally and not merely as additional security for the payment and performance of the indebtedness secured hereby, assigns, sells, sets over and delivers the Leases and Rents to Mortgagee.  This assignment is, and is intended to be, an unconditional, absolute and present assignment from Mortgagor to Mortgagee of all of Mortgagor’s right, title and interest in and to the Leases and the Rents and not an assignment in the nature of a pledge of the Leases and Rents or the mere grant of a security interest therein.  So long as no Event of Default shall exist, however, and so long as Mortgagor is not in default in the performance of any obligation, covenant or agreement contained in the Leases, Mortgagor shall have a license (which license shall terminate automatically and without notice upon the occurrence of an Event of Default or a default by Mortgagor under the Leases) to collect, but not prior to accrual, all Rents.  Mortgagor agrees to collect and hold all Rents in trust for Mortgagee and to use the Rents for the payment of the cost of operating and maintaining the Property and for the payment of the other Obligations before using the Rents for any other purpose.

Section 2.3

Security Agreement, Fixture Filing and Financing Statement.

This Mortgage creates a security interest in the Personalty, and, to the extent the Personalty is not real property, this Mortgage constitutes a security agreement from Mortgagor to Mortgagee under the Uniform Commercial Code of the State.  In addition to all of its other rights under this Mortgage and otherwise, Mortgagee shall have all of the rights of a secured party under the Uniform Commercial Code of the State, as in effect from time to time, or under the Uniform Commercial Code in force from time to time in any other state to the extent the same is applicable Law.  This Mortgage shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Property and is to be filed for record in the real estate records of each county where any part of the Property (including such fixtures) is situated.  This Mortgage shall also be effective as a financing statement with respect to any other Property as to which a security interest may be perfected by the filing of a financing statement and may be filed as such in any appropriate filing or recording office.  The respective mailing addresses of Mortgagor and Mortgagee are set forth in the opening paragraph of this Mortgage.  A carbon, photographic or other reproduction of this Mortgage or any other financing statement relating to this Mortgage shall be sufficient as a financing statement for any of the purposes referred to in this Section.  Mortgagor hereby irrevocably authorizes Mortgagee at any time and from time to time to file any initial financing statements, amendments thereto and continuation statements as authorized by applicable Law, reasonably required by Mortgagee to establish or maintain the validity, perfection and priority of the security interests granted in this Mortgage.  The foregoing authorization includes Mortgagor’s irrevocable authorization for Mortgagee at any time and from time to time to file any initial financing statements and amendments thereto that indicate the Personalty (a) as "all assets" of Mortgagor or words of similar effect, regardless of whether any particular asset comprised in the Personalty falls within the scope of the Uniform Commercial Code of the State or the jurisdiction where the initial financing statement or amendment is filed, or (b) as being of an equal or lesser scope or with greater detail.

Section 2.4

Release of Mortgage and Termination of Assignments and Financing Statements.

If and when Mortgagor has paid and performed all of the Obligations, and no further advances are to be made under the Loan Agreement, Mortgagee will provide a release of the Property from the lien of this Mortgage and termination statements for filed financing statements, if any, to Mortgagor.  Mortgagor shall be responsible for the recordation of such release and the payment of any recording and filing costs.  Upon the recording of such release and the filing of such termination statements, the absolute assignments set forth in Section 2.2 shall automatically terminate and become null and void.

Article III
Representations and Warranties.

Mortgagor makes the following representations and warranties to Mortgagee:

Section 3.1

Title to Real Property.

(a) Mortgagor owns good and marketable fee simple or leasehold (as applicable) title to the Real Property, (b) Mortgagor owns (collectively) all of the beneficial and equitable interest in and to the Real Property, (c) Borrower is and shall remain the lessee under each of the Ground Leases and has good and absolute title to such lessee's interest free and clear of all liens, security interests, charges and other Encumbrances whatsoever, except for Permitted Encumbrances and (d) Borrower is lawfully seized and possessed of the Real Property and Personalty.  Mortgagor has the right and authority to mortgage and convey the Real Property and does hereby mortgage and convey the Real Property to Mortgagee.  The Real Property is subject to no Encumbrances other than the Permitted Encumbrances.

Section 3.2

Title to Other Property.

Mortgagor has good title to the Personalty, and the Personalty is not subject to any Encumbrance other than the Permitted Encumbrances.  None of the Leases, Rents, Design and Construction Documents, Contracts of Sale or Refinancing Commitments are subject to any Encumbrance other than the Permitted Encumbrances.

Section 3.3

Property Assessments.

The entirety of the Real Property is currently subject to a payment in lieu of taxes (“PILOT”) arrangement providing for the payment of certain amounts thereunder in lieu of Property Assessments related to real estate taxes that would otherwise be due and payable with respect thereto and no other real property is subject to such PILOT arrangement.  Upon the expiration of such PILOT arrangement, the Real Property shall represent property that is and will be assessed for purposes of Property Assessments as a separate and distinct parcel from any other property, such that the Real Property shall never become subject to the Lien of any Property Assessments levied or assessed against any property other than the Real Property.

Section 3.4

Independence of the Real Property.

No buildings or other improvements on property not covered by this Mortgage rely on the Real Property or any interest therein to fulfill any requirement of any Governmental Authority for the existence of such property, building or improvements; and none of the Real Property relies, or will rely, on any property not covered by this Mortgage or any interest therein to fulfill any requirement of any Governmental Authority (except as may be required with respect to the support of the Air Rights Parcel).  The Real Property has been properly subdivided from all other property in accordance with the requirements of any applicable Governmental Authorities and the Retail Parcel is a unit in a commercial condominium known as The White Plains City Center Condominium (the "Condominium") pursuant to a Declaration Establishing a Plan for Condominium Ownership of Premises in a Portion of the Block Bounded by Mamaroneck Avenue, Martine Avenue, City Place (Formerly Known as E.J. Conroy Drive) and Main Street, White Plains, N.Y., Pursuant to Article 9-B of the Real Property Law of the State of New York, Name: The White Plains City Center Condominium dated October 6, 2004 by LC White Plains, LLC, a New York limited liability company, and County of Westchester Industrial Development Agency, a corporate governmental agency constituting a body corporate and politic and a public benefit corporation of the State of New York recorded in the Office of the Clerk of Westchester County, New York (the "Condominium Declaration"); together with the Bylaws of  The White Plains City Center Condominium attached to the Condominium Declaration ("Condominium Bylaws"); and the Condominium Drawing of City Center Condominium City of White Plains White Plains, New York, consisting of 8 sheets, prepared by Hennessy Design Consultants, Inc., dated November 26, 2001 and filed October 1, 2004 in the Office of the County Clerk of Westchester (Division of Land Records) as Number 27439 ("Condominium Plats", and, together with the Condominium Declaration and the Condominium Bylaws, the "Condominium Documents").

Section 3.5

Existing Improvements.

The existing Improvements were constructed, and are being used and maintained, in accordance with all applicable Laws, including zoning Laws.

Section 3.6

Leases and Tenants.

The Leases are valid and are in full force and effect, and Mortgagor is not in default under any of the terms thereof.  Except as expressly permitted in the Loan Agreement, Mortgagor has not accepted any Rents in advance of the time the same became due under the Leases and has not forgiven, compromised or discounted any of the Rents.  Mortgagor has title to and the right to assign the Leases and Rents to Mortgagee, and no other assignment of the Leases or Rents has been granted.  To the best of Mortgagor’s knowledge and belief, no tenant or tenants occupying, individually or in the aggregate, more than five percent (5%) of the net rentable area of the Improvements are in default under their Lease(s) or are the subject of any bankruptcy, insolvency or similar proceeding.

Section 3.7

Usury.

In no event shall the amount of interest (including any fees, commissions and any other amounts which would constitute interest under State Law governing the maximum interest permitted to be charged) due or payable hereunder or under the Note exceed the maximum rate of interest allowed by State law and the interest rate calculated hereunder shall be calculated accordingly so that such maximum lawful rate is not exceeded.  In the event any such payment of interest in excess of the maximum lawful rate is inadvertently made by Mortgagor or Mortgagee, then such excess sum shall be credited as a payment of principal, unless Mortgagor shall notify the Mortgagee, in writing, that it elects to have such excess sum returned forthwith.  It is the express intent hereof that Mortgagor not pay and the Mortgagee not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by Mortgagor under State law.

Section 3.8

No Liens.

Mortgagor agrees that it shall indemnify and hold Mortgagee harmless against any loss or liability, cost or expense, including without limitation, any judgments, attorneys' fees and costs, costs of appeal bonds and printing costs, arising out of or relating to any proceeding instituted by any claimant alleging priority over the lien of this Mortgage and/or if the Property or any part thereof is within the State of New York by any claimant alleging a violation by Mortgagor or Mortgagee of any section of Article 3-A of the Lien Law of the State of New York.

Section 3.9

Applicable Laws.

All covenants hereof shall be construed as affording to Mortgagee rights additional to and not exclusive of the rights conferred under the provisions of Sections 254 and 273 of the Real Property Law of the State of New York, or any other applicable law.

Section 3.10

Specific Clause.

This Mortgage does not cover real property principally improved or to be improved by one or more structures containing in the aggregate not more than six (6) residential dwelling units, each having their own separate cooking facilities.

Article IV
Affirmative Covenants.

Section 4.1

Obligations.

Mortgagor agrees to promptly pay and perform all of the Obligations, time being of the essence in each case.

Section 4.2

Property Assessments; Documentary Taxes.

(a)

Mortgagor (i) will promptly pay in full and discharge all Property Assessments, and (ii) will furnish to Mortgagee, upon demand, the receipted bills for such Property Assessments prior to the day upon which the same shall become delinquent.  Property Assessments shall be considered delinquent as of the first day any interest or penalty commences to accrue thereon.  Mortgagor will promptly pay all stamp, documentary, recordation, transfer and intangible taxes and all other taxes that may from time to time be required to be paid with respect to the Loan, the Note, this Mortgage or any of the other Loan Documents.

(b)

The Mortgagee may at any time and, at its option, to be exercised by ten (10) days written notice to Mortgagor, require the deposit by Mortgagor, at the time of each payment of an installment of interest or principal under the Note, of an additional amount sufficient to discharge all Property Assessments when they become due.  The determination of the amount so payable and of the fractional part thereof to be deposited with the Mortgagee, so that the aggregate of such deposit shall be sufficient for this purpose, shall be made by the Mortgagee in its sole discretion.  Such amounts shall be held by the Mortgagee without interest and applied to the payment of the obligations in respect to which such amounts were deposited or, at the option of the Mortgagee, to the payment of said obligations in such order or priority as the Mortgagee shall determine, on or before the respective dates on which the same or any of them would become delinquent.  If one month prior to the due date of any of the aforementioned obligations the amounts then on deposit therefor shall be insufficient for the payment of such obligation in full, Mortgagor, within ten (10) days after demand, shall deposit the amount of the deficiency with the Mortgagee.  Nothing herein contained shall be deemed to affect any right and/or remedy of the Mortgagee under any provisions of this Mortgage or of any statute or rule of law to pay any such amount and to add the amount so paid to the Obligations.

Section 4.3

Permitted Contests.

Mortgagor shall not be required to pay any of the Property Assessments, or to comply with any Law, so long as Mortgagor shall in good faith, and at its cost and expense, contest the amount or validity thereof, or take other appropriate action with respect thereto, in good faith and in an appropriate manner or by appropriate proceedings; provided that (a) such proceedings operate to prevent the collection of, or other realization upon, such Property Assessments or enforcement of the Law so contested, (b) there will be no sale, forfeiture or loss of the Property during the contest, (c) Mortgagee or the Property is not subjected to any Claim as a result of such contest, and (d) Mortgagor provides assurances satisfactory to Mortgagee (including the establishment of an appropriate reserve account with Mortgagee) of its ability to pay such Property Assessments or comply with such Law in the event Mortgagor is unsuccessful in its contest.  Each such contest shall be promptly prosecuted to final conclusion or settlement, and Mortgagor shall indemnify and save Mortgagee harmless against all Claims in connection therewith.  Promptly after the settlement or conclusion of such contest or action, Mortgagor shall comply with such Law and/or pay and discharge the amounts which shall be levied, assessed or imposed or determined to be payable, together with all penalties, fines, interests, costs and expenses in connection therewith.

Section 4.4

Compliance with Laws.

Mortgagor will comply with and not violate, and cause to be complied with and not violated, all present and future Laws applicable to the Property and its use and operation.

Section 4.5

Maintenance and Repair of the Property.

Mortgagor, at Mortgagor’s sole expense, will (a) keep and maintain Improvements and Accessories in good condition, working order and repair, and (b) make all necessary or appropriate repairs and Additions to Improvements and Accessories, so that each part of the Improvements and all of the Accessories shall at all times be in good condition and fit and proper for the respective purposes for which they were originally intended, erected, or installed.

Section 4.6

Additions to Security.

All right, title and interest of Mortgagor in and to all Improvements and Additions hereafter constructed or placed on the Property and in and to any Accessories hereafter acquired shall, without any further mortgage, conveyance, assignment or other act by Mortgagor, become subject to the Lien of this Mortgage as fully and completely, and with the same effect, as though now owned by Mortgagor and specifically described in the granting clauses hereof.  Mortgagor agrees, however, to execute and deliver to Mortgagee such further documents as may be required by the terms of the Loan Agreement and the other Loan Documents.

Section 4.7

Subrogation.

To the extent permitted by Law, Mortgagee shall be subrogated, notwithstanding its release of record, to any Lien now or hereafter existing on the Property to the extent that such Lien is paid or discharged by Mortgagee whether or not from the proceeds of the Loan.  This Section shall not be deemed or construed, however, to obligate Mortgagee to pay or discharge any Lien.

Section 4.8

Leases.

(a)

Except as expressly permitted in the Loan Agreement, Mortgagor shall not enter into any Lease with respect to all or any portion of the Property without the prior written consent of Mortgagee.

(b)

Mortgagee shall not be obligated to perform or discharge any obligation of Mortgagor under any Lease.  The assignment of Leases provided for in this Mortgage in no manner places on Mortgagee any responsibility for (i) the control, care, management or repair of the Property, (ii) the carrying out of any of the terms and conditions of the Leases, (iii) any waste committed on the Property, or (iv) any dangerous or defective condition on the Property (whether known or unknown).

(c)

No approval of any Lease by Mortgagee shall be for any purpose other than to protect Mortgagee’s security and to preserve Mortgagee’s rights under the Loan Documents, and no such approval shall result in a waiver of a Default or Event of Default.

(d)

If the Property, or any part thereof, are located within the State of New York then reference is hereby made to Section 291-f of the Real Property Law of the State of New York for purposes of obtaining for the Mortgagee the benefit of said Section in connection with this Mortgage.

(e)

Except as otherwise approved by Mortgagee or accepted by Mortgagee in connection with the closing of the Loan, to the extent not so provided by applicable law, each of the Leases of the Real Property, or of any part thereof (or a subordination, non-disturbance and attornment agreement entered into by the applicable tenant with Mortgagee in connection with the execution thereof), shall provide that, in the event of the enforcement by the Mortgagee of the remedies provided for by law or by this Mortgage, the lessee thereunder will, upon request and at the option of any person succeeding to the interest of Mortgagor as a result of such enforcement, automatically become the lessee of said successor in interest, without change in the terms or other provisions of such lease, provided, however, that said successor in interest shall not be bound by (i) any payment of rent or additional rent for more than one month in advance, except prepayments in the nature of security for the performance by said lessee of its obligations under said Lease, but only to the extent such successor in interest actually receives such prepayments in the nature of security, or (ii) any material amendment or modification of the Lease made without the consent of the Mortgagee or such successor in interest.  Each Lease shall also provide that, upon request by said successor in interest, such lessee shall execute and deliver an instrument or instruments confirming such attornment.

Section 4.9

Insurance.

Mortgagor will at all times keep the Property insured in the manner and to the extent required in the Loan Agreement.  In addition, if the area where the Property is located is now or in the future designated as a special flood hazard area pursuant to the Flood Disaster Protection Act of 1973 (as amended), and if the community where the Property is located is participating in the National Flood Insurance Program, Mortgagor will obtain and continuously maintain a National Flood Insurance Program Standard Flood Insurance Policy or equivalent covering the Property.  Mortgagee may, from time to time, require such additional insurance as Mortgagee may determine is reasonably necessary to protect Mortgagee’s Lien hereunder or to assure repayment of all the Obligations.

Section 4.10

Insurance/Condemnation Proceeds.

All Insurance/Condemnation Awards will be paid to Mortgagee for application to the Obligations in the manner and to the extent provided in the Loan Agreement.

Section 4.11

Mortgagee’s Right to Cause Performance of Covenants.

If Mortgagor fails to maintain any insurance and pay the premiums for insurance as required in Section 4.9, to pay all taxes, penalties, assessments, charges, and claims as required in Section 4.2, or to repair and maintain any of the Property as required in Section 4.5, or if Mortgagor fails to keep or perform any of Mortgagor’s other covenants herein, Mortgagee may obtain such insurance, cause such repairs and maintenance to be made, pay such taxes, penalties, assessments, charges, or claims, or cause such other covenants to be performed.  Mortgagor will pay to Mortgagee on demand all amounts paid by Mortgagee for the foregoing and the amount of all expenses incurred by Mortgagee in connection therewith, together with interest thereon from the date when incurred.  Such amounts and interest are secured by this Mortgage, which creates a Lien in the Property prior to any right, title, interest, lien, or claim in or upon the Property subordinate to the Lien of this Mortgage.  Any such payments by Mortgagee will not be deemed a waiver of any Default.  Mortgagee is not obligated to exercise Mortgagee’s rights under this Section and is not liable to Mortgagor for any failure to do so.

Section 4.12

Maintain Lien.

Mortgagor and Agency shall maintain the lien of this Mortgage as a first priority on the Property, subject only to the Permitted Encumbrances, until all of the Obligations have been satisfied in full.

Section 4.13

Trust Fund.

Mortgagor and Agency, in compliance with Section 13 of the Lien Law of the State of New York, will receive the advances secured by this Mortgage and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of improvement and will apply the same first to the payment of the cost of improvement before using any part of the same for any other purpose.

Section 4.14

Indemnification.

(a)

Mortgagor will indemnify and hold harmless Mortgagee from and against, and reimburse them on demand for, any and all Indemnified Matters (hereinafter defined).  For purposes of this Section, the term “Mortgagee” shall include the directors, officers, partners, employees and agents of Mortgage and any persons owned or controlled by, owning or controlling, or under common control or affiliated with Mortgagee.  Without limitation, the foregoing indemnities shall apply to each indemnified person with respect to matters which in whole or in part are caused by or arise out of the negligence of such (and/or any other) indemnified person.  However, such indemnities shall not apply to a particular indemnified person to the extent that the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of that indemnified person.  Any amount to be paid under this Section by Mortgagor to Mortgagee shall be a demand obligation owing by Mortgagor (which Mortgagor hereby promises to pay) to Mortgagee pursuant to this Mortgage.  Nothing in this paragraph, elsewhere in this Mortgage or in any other Loan Document shall limit or impair any rights or remedies of Mortgagee

(including without limitation any rights of contribution or indemnification) against Mortgagor or any other person under any other provision of this Mortgage, any other Loan Document, any other agreement or any applicable legal requirement.

(b)

As used herein, the term “Indemnified Matters” means any and all claims, demands, liabilities (including strict liability), losses, damages (including consequential damages), causes of action, judgments, penalties, fines, costs and expenses (including without limitation, reasonable fees and expenses of attorneys and other professional consultants and experts, and of the investigation and defense of any claim, whether or not such claim is ultimately defeated, and the settlement of any claim or judgment including all value paid or given in settlement) of every kind, known or unknown, foreseeable or unforeseeable, which may be imposed upon, asserted against or incurred or paid by Mortgagee at any time and from time to time, whenever imposed, asserted or incurred, because of, resulting from, in connection with, or arising out of any transaction, act, omission, event or circumstance in any way connected with the Property or with this Mortgage or any other Loan Document, including but not limited to any bodily injury or death or property damage occurring in or upon or in the vicinity of the Property through any cause whatsoever at any time on or before the Release Date (hereinafter defined), any act performed or omitted to be performed hereunder or under any other Loan Document, any breach by Mortgagor of any representation, warranty, covenant, agreement or condition contained in this Mortgage or in any other Loan Document, any default as defined herein, any claim under or with respect to any Lease or arising under the Environmental Agreement.  The term “Release Date” as used herein means the earlier of the following two dates: (i) the date on which the indebtedness and obligations secured hereby have been paid and performed in full and this Mortgage has been released, or (ii) the date on which the lien of this Mortgage is fully and finally foreclosed or a conveyance by deed in lieu of such foreclosure is fully and finally effective, and possession of the Property has been given to the purchaser or grantee free of occupancy and claims to occupancy by Mortgagor and Mortgagor’s heirs, devisees, representatives, successors and assigns; provided, that if such payment, performance, release, foreclosure or conveyance is challenged, in bankruptcy proceedings or otherwise, the Release Date shall be deemed not to have Section shall not terminate upon the Release Date or upon the release, foreclosure or other termination of this Mortgage but will survive the Release Date, foreclosure of this Mortgage or conveyance in lieu of foreclosure, the repayment of the secured indebtedness, the termination of any and all Swap Contracts, the discharge and release of this Mortgage and the other Loan Documents, any bankruptcy or other debtor relief proceeding, and any other event whatsoever.

Section 4.15

Fees and Expenses.

Without limitation of any other provision of this Mortgage or of any other Loan Document and to the extent not prohibited by applicable law, Mortgagor will pay, and will reimburse to Mortgagee on demand to the extent paid by Mortgagee: (i) all appraisal fees, filing, registration and recording fees, recordation, transfer and other taxes, brokerage fees and commissions, abstract fees, title search or examination fees, title policy and endorsement premiums and fees, uniform commercial code search fees, judgment and tax lien search fees, escrow fees, attorneys’ fees, architect fees, engineer fees, construction consultant fees, environmental inspection fees, survey fees, and all other out of pocket costs and expenses of every character incurred by Mortgagor or Mortgagee in connection with the preparation of the Loan Documents, the evaluation, closing and funding of the loan evidenced by the Loan Documents, and any and all amendments and supplements to this Mortgage, the Note or any other Loan Documents or any approval, consent, waiver, release or other matter requested or required hereunder or thereunder, or otherwise attributable or chargeable to Mortgagor as owner of the Property; and (ii) all costs and expenses, including attorneys’ fees and expenses, incurred or expended in connection with the exercise of any right or remedy, or the defense of any right or remedy or the enforcement of any obligation of Mortgagor, hereunder or under any other Loan Document.

Section 4.16

Responsible Property Transfer Law.

Mortgagor represents and warrants that the Property: (i) contains no facilities that are subject to reporting (by either Mortgagor or any tenant or lessee thereof or other person or entity in possession or occupancy of any portion thereof) under Section 312 of the federal Emergency Planning and Community Right-to-Know Act of 1986 (42 U.S.C. §11022); (ii) is not the site of any underground storage tanks for which notification is required under 42 U.S.C. §6991a and other applicable law; and (iii) is not listed on the Comprehensive Environmental Response, Compensation and Liability Information System (CERCLIS) (42 U.S.C. §9616).  Any part of the Property may be released by Mortgagee from the Lien created by this Mortgage.  Any such partial release is at the sole option of

Mortgagee; Mortgagee is not obligated to grant partial releases.  Any such partial release will not affect the Lien created by this Mortgage as to the remainder of the Property.

Article V
Negative Covenants.

Section 5.1

Encumbrances.

Mortgagor will not permit any of the Property to become subject to any Encumbrance other than the Permitted Encumbrances.  Within thirty (30) days after the filing of any mechanic’s lien or other Lien or Encumbrance (other than a Permitted Encumbrance) against the Property, Mortgagor will promptly discharge the same by payment or filing a bond or otherwise as permitted by Law.  So long as Mortgagee’s security has been protected by the filing of a bond or otherwise in a manner satisfactory to Mortgagee in its sole and absolute discretion, Mortgagor shall have the right to contest in good faith any Claim, Lien or Encumbrance, provided that Mortgagor does so diligently and without prejudice to Mortgagee or delay in completing construction of the Improvements.  Mortgagor shall give Mortgagee Notice of any default under any Lien and Notice of any foreclosure or threat of foreclosure with respect to any of the Property.

Section 5.2

Transfer of the Property.

Mortgagor will not Transfer, or contract to Transfer, all or any part of the Property or any legal or beneficial interest therein (except for certain Transfers of the Accessories expressly permitted in this Mortgage).  The Transfer of more than 20.0% of the membership interests in Mortgagor or its sole member (whether in one or more transactions during the term of the Loan) shall be deemed to be a prohibited Transfer of the Property; provided, that Transfers of membership interests to Inland Diversified Real Estate Trust, Inc. or any of its wholly owned subsidiaries shall not constitute a “Transfer” for purposes of this Section 5.2.

Section 5.3

Removal, Demolition or Alteration of Accessories and Improvements.

Except to the extent permitted by the following sentence, no Improvements or Accessories shall be removed, demolished or materially altered without the prior written consent of Mortgagee.  Mortgagor may remove and dispose of, free from the Lien of this Mortgage, such Accessories as from time to time become worn out or obsolete, provided that, either (a) at the time of, or prior to, such removal, any such Accessories are replaced with other Accessories which are free from Liens other than Permitted Encumbrances and have a value at least equal to that of the replaced Accessories (and by such removal and replacement Mortgagor shall be deemed to have subjected such Accessories to the Lien of this Mortgage), or (b) so long as a prepayment may be made without the imposition of any premium pursuant to the Note, such Accessories are sold at fair market value for cash and the net cash proceeds received from such disposition are paid over promptly to Mortgagee to be applied to the prepayment of the principal of the Loan.

Section 5.4

Additional Improvements.

Mortgagor will not construct any Improvements other than those presently on the Land and those described in the Loan Agreement without the prior written consent of Mortgagee.  Mortgagor will complete and pay for, within a reasonable time, any Improvements which Mortgagor is permitted to construct on the Land.  Mortgagor will construct and erect any permitted Improvements (a) strictly in accordance with all applicable Laws and any private restrictive covenants, (b) entirely on lots or parcels of the Land, (c) so as not to encroach upon any easement or right of way or upon the land of others, and (d) wholly within any building restriction and setback lines applicable to the Land.

Section 5.5

Restrictive Covenants, Zoning, etc.

Without the prior written consent of Mortgagee, Mortgagor will not initiate, join in, or consent to any change in, any restrictive covenant, easement, zoning ordinance, or other public or private restrictions limiting or defining the uses which may be made of the Property.  Mortgagor (a) will promptly perform and observe, and cause to be performed and observed, all of the terms and conditions of all agreements affecting the Property, and (b) will do or cause to be done all things necessary to preserve intact and unimpaired any and all easements, appurtenances and other interests and rights in favor of, or constituting any portion of, the Property.

Article VI
Events of Default.

The occurrence or happening, from time to time, of any one or more of the following shall constitute an Event of Default under this Mortgage:

Section 6.1

Payment Obligations.

Mortgagor fails to pay any of the Obligations when due, whether on the scheduled due date or upon acceleration, maturity or otherwise.

Section 6.2

Transfers.

Mortgagor Transfers, or contracts to Transfer, all or any part of the Property or any legal or beneficial interest therein in violation of Section 5.2 hereof.

Section 6.3

Other Obligations.

Mortgagor fails to promptly perform or comply with any of the Obligations set forth in this Mortgage (other than those expressly described in other Sections of this Article VI), and such failure continues uncured for a period of thirty (30) days after Notice from Mortgagee to Mortgagor, unless (a) such failure, by its nature, is not capable of being cured within such period, and (b) within such period, Mortgagor commences to cure such failure and thereafter diligently prosecutes the cure thereof, and (c) Mortgagor causes such failure to be cured no later than ninety (90) days after the date of such Notice from Mortgagee.

Section 6.4

Event of Default Under Other Loan Documents.

An Event of Default (as defined therein) occurs under the Note or the Loan Agreement, or Borrower or any Guarantor fails to promptly pay, perform, observe or comply with any obligation or agreement contained in any of the other Loan Documents (within any applicable grace or cure period).

Section 6.5

Change in Zoning or Public Restriction.

Any change in any zoning ordinance or regulation or any other public restriction is enacted, adopted or implemented that limits or defines the uses which may be made of the Property such that the present or intended use of the Property, as specified in the Loan Documents, would be in violation of such zoning ordinance or regulation or public restriction, as changed, except to the extent the same becomes a pre-existing, non-conforming use.

Section 6.6

Default Under Leases.

Mortgagor fails duly to perform its obligations under any Lease, and such failure is not cured within the grace period, if any, provided in the Lease.

Section 6.7

Default Under Other Lien Documents.

A default occurs under any other mortgage, deed of trust or security agreement covering the Property, including any Permitted Encumbrances.

Section 6.8

Execution; Attachment.

Any execution or attachment is levied against any of the Property, and such execution or attachment is not set aside, discharged or stayed within thirty (30) days after the same is levied.

Article VII
Rights and Remedies.

Upon the happening of any Event of Default, Mortgagee shall have the right, in addition to any other rights or remedies available to Mortgagee under any of the Loan Documents or applicable Law, to exercise any one or more of the following rights, powers or remedies:

Section 7.1

Acceleration.

Mortgagee may accelerate all Obligations under the Loan Documents whereupon such Obligations shall become immediately due and payable, and Mortgagee may also terminate any Swap Contract and such Swap Contracts shall immediately terminate, all of the foregoing without notice of default, notice of acceleration or intention to accelerate, presentment or demand for payment, protest, notice of protest, notice of nonpayment or dishonor, or notices or demands of any kind or character (all of which are hereby waived by Mortgagor).

Section 7.2

Foreclosure; Judicial Foreclosure.

(a)

Mortgagee may demand that Mortgagor surrender the actual possession of the Property and upon such demand, Mortgagor shall forthwith surrender same to Mortgagee and, to the extent permitted by law, Mortgagee itself, or by such officers or agents as it may appoint, may enter and take possession of all of the Property and may exclude Mortgagor and its agents and employees wholly therefrom.

(b)

If Mortgagor shall for any reason fail to surrender or deliver the Property or any part thereof after Mortgagee's demand, Mortgagee may obtain a judgment or order conferring on Mortgagee the right to immediate possession or requiring the Mortgagor to deliver immediate possession to Mortgagee, to the entry of which judgment or decree the Mortgagor hereby specifically consents.

(c)

Mortgagee may from time to time: (i) continue and complete construction of, hold, store, use, operate, manage and control the Property and conduct the business thereof; (ii) make all reasonably necessary maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional Personalty; (iii) insure or keep the Property insured; (iv) exercise all the rights and powers of the Mortgagor in its name or otherwise with respect to the same; and (v) enter into agreements with others (including, without limitation, new Leases or amendments, extensions, or cancellations to existing Leases) all as Mortgagee from time to time may determine in its sole discretion.  Mortgagor hereby constitutes and irrevocably appoints Mortgagee its true and lawful attorney-in-fact, which appointment is coupled with an interest, with full power of substitution, and empowers said attorney or attorneys in the name of Mortgagor, but at the option of said attorney-in-fact, to do any and all acts and execute any and all agreements that Mortgagee may deem necessary or proper to implement and perform any and all of the foregoing.

(d)

Upon the occurrence of a Default, Mortgagee is, to the extent the same may be permitted under applicable law, authorized and empowered under the POWER OF SALE which is hereby conferred to sell the Property or any part thereof situated in the State of New York at public auction to the highest bidder for cash, with or without having taken possession of same.  Any such sale (including Notice thereof) shall comply with the applicable requirements, at the time of sale, of Article 14 of the Real Property Actions and Proceedings Laws of the State of New York or, if and to the extent such statute is not then in force, with the applicable requirements, if any, governing sales of New York real property under powers of sale conferred by mortgages.

(e)

Mortgagee may institute one or more actions of foreclosure on this Mortgage or to institute other proceedings according to law for foreclosure, and prosecute the same to judgment, execution and sale, for the collection of the Obligations and all costs and expenses of such proceedings, including reasonable attorneys’ fees and actual attorneys’ expenses.

(f)

To the extent permitted by law, Mortgagee has the option of proceeding as to both the Real Property and the Personalty in accordance with its rights and remedies in respect of the Property, in which event the default provisions of the UCC will not apply.  Mortgagee also has the option of exercising, in respect of the Property consisting of Personalty, all of the rights and remedies available to a secured party upon default under the applicable provisions of the UCC in effect in the jurisdiction where the Real Property is located.  In the event Mortgagee elects to proceed with respect to the Personalty separately from the Real Property, whenever applicable provisions of the UCC require that notice be reasonable, ten (10) days notice will be deemed reasonable.

Section 7.3

Remedies under the Loan Agreement.

Without limiting the other rights and remedies of Mortgagee set forth in this Mortgage, Mortgagee may exercise any and all rights and remedies of Mortgagee specified in the Loan Agreement, or at law or equity.

Section 7.4

Possession of Property Not Required.

Upon any sale of any item of the Property made pursuant to judicial proceedings for foreclosure ("Judicial Sale"), it will not be necessary for any public officer acting under execution or order of the court (a "Selling Official") to have any of the Property present or constructively in his possession.

Section 7.5

Mortgages of Conveyance and Transfer.

Upon the completion of every Judicial Sale, the Selling Official will execute and deliver to each purchaser a bill of sale or deed of conveyance, as appropriate, for the items of the Property that are sold.  Mortgagor hereby grants every such Selling Official the power as the attorney-in-fact of Mortgagor to execute and deliver in Mortgagor’s name all deeds, bills of sale and conveyances necessary to convey and transfer to the purchaser all of Mortgagor’s rights, title and interest in the items of Property which are sold.  Mortgagor hereby ratifies and confirms all that such attorneys-in-fact lawfully do pursuant to such power.  Nevertheless, Mortgagor, if so requested by the Selling Official or by any purchaser, will ratify any such sale by executing and delivering to such Selling Official or to such purchaser, as applicable, such deeds, bills of sale or other Mortgages of conveyance and transfer as may be specified in any such request.

Section 7.6

Recitals.

The recitals contained in any Mortgage of conveyance or transfer made by a Selling Official to any purchaser at any Judicial Sale will, to the extent permitted by law, conclusively establish the truth and accuracy of the matters stated therein, including the amount of the Obligations, the occurrence of a Default, and the advertisement and conduct of such Judicial Sale in the manner provided herein or under applicable law, and the qualification of the Selling Official.  All prerequisites to such Judicial Sale will be presumed from such recitals to have been satisfied and performed.

Section 7.7

Divestiture of Title; Bar.

To the extent permitted by applicable law, every Judicial Sale, and every sale made as contemplated by this Mortgage, will operate to divest all rights, title, and interest of Mortgagor in and to the items of the Property that are sold, and will be a perpetual bar, both at law and in equity, against Mortgagor and Mortgagor’s heirs, executors, administrators, personal representatives, successors and assigns, and against everyone else, claiming the item sold either from, through or under Mortgagor or Mortgagor’s heirs, executors, administrators, personal representatives, successors or assigns.

Section 7.8

Receipt Purchase Money Sufficient Discharge.

A receipt from any person authorized to receive the purchase money paid at any Judicial Sale, or other sale contemplated by this Mortgage, will be sufficient discharge therefor to the purchaser.  After paying such purchase money and receiving such receipt, neither such purchaser nor such purchaser’s heirs, executors, administrators, personal representatives, successors or assigns will have any responsibility or liability respecting the application of such purchase money or any loss, misapplication or non-application of any of such purchase money, or to inquire as to the authorization, necessity, expediency or regularity of any such sale.

Section 7.9

Purchase by Mortgagee.

In any Judicial Sale, or other public sale made as contemplated by this Mortgage, Mortgagee may bid for and purchase any of the Property being sold, and will be entitled, upon presentment of the relevant Loan Documents and documents evidencing the same, to apply the amount of the Obligations held by it against the purchase price for the items of the Property so purchased.  The amount so applied will be credited against the Obligations in accordance with the terms of the Loan Agreement.

Section 7.10

Sale of Portion of Mortgaged Property.

The Lien created by this Mortgage, as it pertains to any Property that remains unsold, will not be affected by a Judicial Sale of less than all of the Property.

Section 7.11

Judicial Action.

Mortgagee shall have the right from time to time to sue Mortgagor for any sums (whether interest, damages for failure to pay principal or any installments thereof, taxes, or any other sums required to be paid under the terms of this Mortgage, as the same become due), without regard to whether or not any of the other Obligations shall be due, and without prejudice to the right of Mortgagee thereafter to enforce any appropriate remedy against Mortgagor, including an action of foreclosure or an action for specific performance, for a Default or Event of Default existing at the time such earlier action was commenced.

Section 7.12

Collection of Rents.

Upon the occurrence of an Event of Default, the license granted to Mortgagor to collect the Rents shall be automatically and immediately revoked, without further notice to or demand upon Mortgagor.  Mortgagee may, but shall not be obligated to, perform any or all obligations of the landlord under any or all of the Leases, and Mortgagee may, but shall not be obligated to, exercise and enforce any or all of Mortgagor’s rights under the Leases.  Without limitation to the generality of the foregoing, Mortgagee may notify the tenants under the Leases that all Rents are to be paid to Mortgagee, and following such notice all Rents shall be paid directly to Mortgagee and not to Mortgagor or any other Person other than as directed by Mortgagee, it being understood that a demand by Mortgagee on any tenant under the Leases for the payment of Rent shall be sufficient to warrant payment by such tenant of Rent to Mortgagee without the necessity of further consent by Mortgagor.  Mortgagor hereby irrevocably authorizes and directs the tenants under the Lease to pay all Rents to Mortgagee instead of to Mortgagor, upon receipt of written notice from Mortgagee, without the necessity of any inquiry of Mortgagor and without the necessity of determining the existence or non-existence of an Event of Default.  Mortgagor hereby appoints Mortgagee as Mortgagor’s attorney-in-fact with full power of substitution, which appointment shall take effect upon the occurrence of an Event of Default and is coupled with an interest and is irrevocable prior to the full and final payment and performance of the Obligations, in Mortgagor’s name or in Mortgagee’s name: (a) to endorse all checks and other Mortgages received in payment of Rents and to deposit the same in any account selected by Mortgagee; (b) to give receipts and releases in relation thereto; (c) to institute, prosecute and/or settle actions for the recovery of Rents; (d) to modify the terms of any Leases including terms relating to the Rents payable thereunder; (e) to cancel any Leases; (f) to enter into new Leases; and (g) to do all other acts and things with respect to the Leases and Rents which Mortgagee may deem necessary or desirable to protect the security for the Obligations.  Any Rents received shall be applied first to pay all Expenses and next in reduction of the other Obligations.  Mortgagor shall pay, on demand, to Mortgagee, the amount of any deficiency between (i) the Rents received by Mortgagee, and (ii) all Expenses incurred together with interest thereon as provided in the Loan Agreement and the other Loan Documents.

Section 7.13

Taking Possession or Control of the Property.

Mortgagee may apply to any court of competent jurisdiction to have a receiver appointed to enter upon and take possession of the Property, collect the Rents therefrom and apply the same as the court may direct, such receiver to have all of the rights and powers permitted under the laws of the State.  To the extent permitted by law, the right of the appointment of such receiver shall be a matter of strict right without regard to the value or the occupancy of the Property or the solvency or insolvency of Mortgagor.  The expenses, including receiver's fees, reasonable attorneys' fees, costs and agent's commission incurred pursuant to the powers herein contained, together with interest thereon at the default rate under the Note, shall be secured hereby and shall be due and payable by Mortgagor immediately without notice or demand.  Notwithstanding the appointment of any receiver or other custodian, Mortgagee shall be entitled as pledgee to the possession and control of any cash or deposits at the time held by, payable, or deliverable under the terms of this Mortgage to the Mortgagee, and the Mortgagee shall have the right to offset the unpaid Obligations against any such cash or deposits in such order as Mortgagee may elect.

Section 7.14

Management of the Property.

Upon obtaining possession of the Property or upon the appointment of a receiver as described in Section 7.13, Mortgagee or the receiver, as the case may be, may, at its sole option, (a) make all necessary or proper repairs and Additions to or upon the Property, (b) operate, maintain, control, make secure and preserve the Property, and (c) complete the construction of any unfinished Improvements on the Property and, in connection therewith, continue any and all outstanding contracts for the erection and completion of such Improvements and make and enter into any further contracts which may be necessary, either in their or its own name or in the name of Mortgagor (the costs of completing such Improvements shall be Expenses secured by this Mortgage and shall accrue interest as provided in the Loan Agreement and the other Loan Documents).  Mortgagee or such receiver shall be under no liability for, or by reason of, any such taking of possession, entry, holding, removal, maintaining, operation or management, except for gross negligence or willful misconduct.  The exercise of the remedies provided in this Section shall not cure or waive any Event of Default, and the enforcement of such remedies, once commenced, shall continue for so long as Mortgagee shall elect, notwithstanding the fact that the exercise of such remedies may have, for a time, cured the original Event of Default.

Section 7.15

Uniform Commercial Code.

Mortgagee may exercise any or all of its rights and remedies under the Uniform Commercial Code as adopted by the State as in effect from time to time, (or under the Uniform Commercial Code in force from time to time in any other state to the extent the same is applicable law) or other applicable law as well as all other rights and remedies possessed by Mortgagee, all of which shall be cumulative.  Mortgagee is hereby authorized and empowered to enter the Property or other place where the Personalty may be located without legal process, and to take possession of the Personalty without notice or demand, which hereby are waived to the maximum extent permitted by the laws of the State.  Upon demand by Mortgagee, Mortgagor shall make the Personalty available to Mortgagee at a place reasonably convenient to Mortgagee.  Mortgagee may proceed under the Uniform Commercial Code as to all or any part of the Personalty, and in conjunction therewith may exercise all of the rights, remedies and powers of a secured creditor under the Uniform Commercial Code.  Any notification required by the Uniform Commercial Code shall be deemed reasonably and properly given if sent in accordance with the Notice provisions of this Mortgage at least ten (10) days before any sale or other disposition of the Personalty.   Mortgagee may choose to dispose of some or all of the Property, in any combination consisting of both Personalty and Real Property, in one or more public or private sales to be held in accordance with the Law and procedures applicable to real property, as permitted by Article 9 of the Uniform Commercial Code.  Mortgagor agrees that such a sale of Personalty together with Real Property constitutes a commercially reasonable sale of the Personalty.  Mortgagee may proceed under the Uniform Commercial Code as to all or any part of the Personalty, and in conjunction therewith may exercise all of the rights, remedies and powers of a secured creditor under the Uniform Commercial Code.  Any notification required by the Uniform Commercial Code shall be deemed reasonably and properly given if sent in accordance with the Notice provisions of this Mortgage at least ten (10) days before any sale or other disposition of the Personalty.

Section 7.16

Application of Proceeds.

Unless otherwise provided by applicable Law, all proceeds from the sale of the Property or any part thereof pursuant to the rights and remedies set forth in this Article VII and any other proceeds received by Mortgagee from the exercise of any of its other rights and remedies hereunder or under the other Loan Documents shall be applied first to pay all Expenses and next in reduction of the other Obligations, in such manner and order as Mortgagee may elect.

Section 7.17

Remedies Cumulative and Concurrent.

No right, power or remedy of Mortgagee as provided in the Note, this Mortgage, the Guaranty, or the other Loan Documents is intended to be exclusive of any other right, power, or remedy of Mortgagee, but each and every such right, power and remedy shall be cumulative and concurrent and in addition to any other right, power or remedy available to Mortgagee now or hereafter existing at law or in equity and may be pursued separately, successively or together against Mortgagor, any Guarantor, or any endorser, co-maker, surety or guarantor of the Obligations, or the Property or any part thereof, or any one or more of them, at the sole discretion of Mortgagee.  The failure of Mortgagee to exercise any such right, power or remedy shall in no event be construed as a waiver or release thereof.

Section 7.18

Waiver, Delay or Omission.

No waiver of any Event of Default hereunder shall extend to or affect any subsequent or any other Event of Default then existing, or impair any rights, powers or remedies consequent thereon, and no delay or omission of Mortgagee to exercise any right, power or remedy shall be construed to waive any such Event of Default or to constitute acquiescence therein.

Section 7.19

Credit of Mortgagee.

To the maximum extent permitted by the laws of the State, upon any sale made under or by virtue of this Article, Mortgagee may bid for and acquire the Property, or any part thereof, and in lieu of paying cash therefor may apply to the purchase price, any portion of or all of the unpaid Obligations in such order as Mortgagee may elect.

Section 7.20

Sale.

Any sale or sales made under or by virtue of this Article shall operate to divest all the estate, right, title, interest, claim and demand whatsoever at law or in equity, of the Mortgagor and all Persons, except tenants pursuant to Leases approved by Mortgagee, claiming by, through or under Mortgagor in and to the properties and rights so sold, whether sold to Mortgagee or to others.

Section 7.21

Proofs of Claim.

In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition, seizure of the Property by any Governmental Authority, or other judicial proceedings affecting the Mortgagor, any Guarantor, any endorser, co-maker, surety, or guarantor of the Obligations, or any of their respective properties, the Mortgagee, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have its claim allowed in such proceedings for the entire unpaid Obligations at the date of the institution of such proceedings, and for any additional amounts which may become due and payable after such date.

Section 7.22

Waiver of Redemption, Notice, Marshalling, Etc.

Mortgagor hereby waives and releases, for itself and anyone claiming through, by, or under it, to the maximum extent permitted by the laws of the State:

(i)

all benefit that might accrue to Mortgagor by virtue of any present or future law exempting the Property, or any part of the proceeds arising from any sale thereof, from attachment, levy or sale on execution, or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment,

(ii)

unless specifically required herein, all notices of default, or Mortgagee's actual exercise of any option or remedy under the Loan Documents, or otherwise, and

(iii)

any right to have the Property marshalled.

Section 7.23

Discontinuance of Proceedings.

If Mortgagee shall have proceeded to enforce any right under any Loan Document and such proceedings shall have been discontinued or abandoned for any reason, then except as may be provided in any written agreement between Mortgagor and Mortgagee providing for the discontinuance or abandonment of such proceedings, Mortgagor and Mortgagee shall be restored to their former positions and the rights, remedies and powers of Mortgagee shall continue as if no such proceedings had been instituted.

Section 7.24

Mortgagee's Actions.

Mortgagee may, at any time without notice to any Person and without consideration, do or refrain from doing any or all of the following actions, and neither the Mortgagor, any Guarantor, any endorser, co-maker, surety or guarantor of the Obligations, nor any other Person (hereinafter in this Section collectively referred to as the "Obligor") now or hereafter liable for the payment and performance of the Obligations shall be relieved from the payment and performance thereof, unless specifically released in writing by Mortgagee:  (a) renew, extend or modify the terms of the Note, this Mortgage, the Guaranty and the other Loan Documents, or any of them; (b) forbear or extend the time for the payment or performance of any or all of the Obligations; (c) apply payments by any Obligor to the reduction of the unpaid Obligations in such manner, in such amounts, and at such times and in such order and priority as Mortgagee may see fit; (d) release any Obligor; (e) substitute or release in whole or in part the Property or any other collateral or any portion thereof now or hereafter held as security for the Obligations without affecting, disturbing or impairing in any manner whatsoever the validity and priority of the lien of this Mortgage upon the Property which is not released or substituted, or the validity and priority of any security interest of the Mortgagee in such other collateral which is not released or substituted; (f) subordinate the lien of this Mortgage or the lien of any other security interest in any other collateral now or hereafter held as security for the Obligations; (g) join in the execution of a plat or replat of the Land (provided, however, notwithstanding the foregoing, Mortgagee will join in such plat or replat of the Land so long as such plat or replat is acceptable to Mortgagee); (h) join in and consent to the filing of a declaration of condominium or declaration of restrictive covenants regarding all or any part of the Land; (i) consent to the granting of any easement on the Land; and (j) generally deal with any Obligor or any other party as Mortgagee may see fit.

Section 7.25

Other Remedies.

Mortgagee shall have the right from time to time to protect, exercise and enforce any legal or equitable remedy against Mortgagor provided under the Loan Documents or by applicable Laws.

Article VIII
Ground Leases; Fee Interests.

Section 8.1

Ground Leases.

(a)

Borrower will pay or cause to be paid all rent and other charges required under each of the Ground Leases as and when the same are due and Borrower will keep, observe and perform, or cause to be kept, observed and performed, all of the other terms, covenants, provisions and agreements of the Ground Leases on the part of Borrower to be kept, observed and performed, and will not in any manner, cancel, terminate or surrender, or permit any cancellation, termination or surrender of any Ground Lease, in whole or in part, or, without the written consent of Mortgagee, either orally or in writing, modify, amend or permit any modification or amendment of any of the terms thereof in any respect, and any attempt on the part of Borrower to exercise any such right without such written consent of Mortgagee shall be null and void and of no effect.

(b)

Borrower will do, or cause to be done, all things necessary to preserve and keep unimpaired the rights of Borrower, as a lessee under each of the Ground Leases, and to prevent any default under each such Ground Lease, or any termination, surrender, cancellation, forfeiture or impairment thereof, and in the event of the failure of Borrower to make any payment required to be made by Borrower pursuant to the provisions of any Ground Lease or to keep, observe or perform, or cause to be kept, observed or performed, any of the terms, covenants, provisions or agreements of any Ground Lease, Borrower agrees that Mortgagee may (but shall not be obligated to), after notice to Borrower (provided, however, that no such notice shall be required to be given after the occurrence of an Event of Default hereunder), take any action on behalf of Borrower, to make or cause to be kept, observed or performed any such terms, covenants, provisions or agreements and to enter upon any part of the Property and take all such action thereof as may be necessary therefor, to the end that the rights of Borrower in and to the applicable Leasehold Estate shall be kept unimpaired and free from default, and all money so expended by Mortgagee, with interest thereon at the Default Rate (as defined in the Note) from the date of each such expenditure, shall be paid by the Borrower to Mortgagee promptly upon demand by Mortgagee and shall be added to the indebtedness and secured by this Mortgage, and the lien as to both the fee simple and Leasehold Estates, and Mortgagee shall have, in addition to any other remedy of Mortgagee, the same rights and remedies in the event of non-payment of any such sum by Borrower as in the case of a default by Borrower in the payment of any sums due under the Note.

(c)

Borrower will enforce the obligations of Fee Owner, as landlord, or any successor landlord under each of the Ground Leases (hereinafter, collectively, the “Landlord”), to the end that Borrower may enjoy all of the rights granted to it under each of the Ground Leases, and will promptly notify Mortgagee in writing of any default by its Landlord or by Borrower in the performance or observance of any of the terms, covenants and conditions on the part of the Landlord or Borrower to be performed or observed under each of the Ground Leases and Borrower will promptly advise Mortgagee in writing of the occurrence of any of the defaults enumerated in each of the Ground Leases and of the giving of any notice by Landlord to Borrower of any default by Borrower in performance or observance of any of the terms, covenants or conditions of the Ground Leases on the part of Borrower to be performed or observed and will deliver to Mortgagee a true copy of each such notice.  If, pursuant to any Ground Lease, the Landlord shall deliver to Mortgagee a copy of any notice of default given to Borrower a copy of any such notice from a Landlord, such notice shall constitute full authority and protection to Mortgagee for any action taken or omitted to be taken by Mortgagee in good faith in reliance thereon to cure such default.

(d)

If any action or proceeding shall be instituted to evict Borrower or to recover possession of the Property or any part thereof or for any other purposes affecting the Ground Leases or this Mortgage, Borrower will, immediately upon service thereof on or to Borrower, deliver to Mortgagee a true copy of each petition, summons, complaint, notice of motion, order to show cause and of all other provisions, pleadings, and papers, however designated, served in any such action or proceeding.

(e)

Borrower covenants and agrees that unless Mortgagee shall otherwise expressly consent in writing, fee title in and to the Property and the Leasehold Estate shall not merge but shall always remain separate and distinct, notwithstanding the union of said states either in Fee Owner, Borrower, or a third party by purchase or otherwise.

(f)

No release or forbearance of any of Borrower’s obligations under the Ground Leases, pursuant to the Ground Leases, or otherwise, shall release Borrower, as applicable, from any of its obligations under this Mortgage, including its obligation with respect to the payment of rent as provided for in the Ground Leases and the performance of all of the terms, provisions, covenants, conditions and agreements contained in the Ground Leases, to be kept, performed and complied with by the tenants therein.

(g)

Borrower shall not make any election or give any consent or approval (other than the exercise of a renewal right or extension right pursuant to Paragraph (i) below) for which a right to do so is conferred upon Borrower as a lessee under each of the Ground Leases without Mortgagee’s prior written consent.  In case of any Event of Default under this Mortgage, all such rights, together with the right of termination, cancellation, modification, change, supplement, alteration or amendment of the Ground Leases, all of which have been assigned for collateral purposes to Mortgagee, shall vest in and be exercisable solely by Mortgagee.

(h)

Borrower will give Mortgagee prompt written notice of the commencement of any arbitration or appraisal proceeding under and pursuant to the provisions of either of the Ground Leases.  Mortgagee shall have the right to intervene and participate in any such proceeding and Borrower shall confer with Mortgagee to the extent which Mortgagee deems necessary for the protection of Mortgagee.  Upon the written request of Mortgagee, if an Event of Default exists, Borrower will exercise all rights of arbitration conferred upon it by its Ground Lease.  Borrower shall select an arbitrator who is approved in writing by Mortgagee, provided, however, that if at the time of any such proceeding shall be commenced, Borrower shall be in default, after any applicable notice and the expiration of any applicable care period, in the performance or observance of any covenant, condition or other requirements of its Ground Lease, or of this Mortgage, on the part of Borrower to be performed or observed, Mortgagee shall have, and is hereby granted, the sole and exclusive right to designate and appoint on behalf of Borrowerthe arbitrator or arbitrators, or appraiser, in such proceeding, any such designation or appointment being binding on Mortgagor.

(i)

Borrower may exercise any option or right to renew or extend the term of either or each of the Ground Leases contained therein without the prior written consent of Mortgagee. Borrower shall give Mortgagee simultaneous written notice of the exercise of any such option or right to review or extend, together with a copy of the instrument given to its Landlord exercising such option or right, and thereafter, shall promptly deliver to Mortgagee a copy of any acknowledgement by such Landlord with respect to the exercise of such option or right.  If any such option or right has not been exercised as aforesaid, then not more than three hundred sixty (360) and not less than two hundred seventy (270) days before the right of Borrower to exercise any option or right to renew or extend the term of its Ground Lease shall expire, Borrower shall give Mortgagee written notice specifying the date, term and manner for which such option or renewal is to be exercised.  Within fifteen (15) Business Days of written demand by Mortgagee, Borrower shall exercise any such option or renewal which is necessary to extend the term of the applicable Ground Lease to not less than two (2) years beyond the term of this Mortgage or to comply with any law affecting either Borrower or Mortgagee or which is necessary, in Mortgagee’s reasonable judgment, to preserve the value of the security intended to be afforded by this Mortgage.  Borrower shall promptly provide evidence of such exercise of such option or right to Mortgagee’s reasonable satisfaction.  In the event that Borrower fails to so exercise any such option or right or, if any Event of Default occurs hereunder, Borrower hereby agrees and grants to Mortgagee all right and authority to exercise such option in the name of Borrower or in its own name and each Landlord agrees to accept such exercise.  Nothing contained herein shall affect or limit any rights of Mortgagee granted under the Ground Leases.

(j)

The lien of this Mortgage shall attach to all of Borrower’s rights and remedies at any time arising under or pursuant to Subsection 365(h) of the Bankruptcy Code, 11 U.S.C. § 365(h), including, without limitation, all of Borrower’s rights to remain in possession of the Mortgaged Property.

(k)

Borrower shall not, without Mortgagee’s prior written consent, elect to treat any Ground Lease as terminated under Subsection 365(h)(1) of the Bankruptcy Code, 11 U.S.C. § 365(h)(1).  Any such election made without Mortgagee’s consent shall be void and Borrower hereby assigns the rights under this subsection (k) to the extent assignable, to Mortgagee.

(l)

Borrower hereby unconditionally assigns, transfers and sets over to Mortgagee all Borrower’s claims and rights to the payment of damages arising from any rejection of the Ground Leases by any Landlord or any other fee owner of the Mortgaged Property or landlord under the Bankruptcy Code.  Mortgagee shall have the right to proceed in its own name or in the name of Borrower in respect of any claim, suit, action or proceeding relating to the rejection of either of the Ground Leases, including, without limitation, the right to file and prosecute, either in its own name or in the name of Borrower, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect to the applicable Landlord or any fee owner or landlord under the Bankruptcy Code. This assignment constitutes a present, irrevocable and unconditional assignment of the foregoing claims, rights and remedies, and shall continue in effect until all of the obligations secured by this Mortgage shall have been satisfied and discharged in full.  Any amounts received by Mortgagee as damages arising out of the rejection of either of the Ground Leases as aforesaid shall be applied first to all costs and expenses of Mortgagee (including, without limitation, attorneys’ fees and disbursements) incurred in connection with the exercise of any of its rights or remedies under this section and then as determined by Mortgagee.  Borrower shall promptly make, execute, acknowledge and deliver, in form and substance satisfactory to Mortgagee, a UCC Financing Statement (Form UCC-1) and all such additional instruments, agreements and other documents, as may at any time hereafter be required by Mortgagee to effectuate and carry out the assignment made pursuant to this section.

(m)

If pursuant to Subsection 365(h)(2) of the Bankruptcy Code, 11 U.S.C. § 365(h)(2), Borrower shall seek to offset against the rent reserved in any Ground Lease the amount of any damages caused by the nonperformance by the applicable Landlord or any fee owner or landlord of any of their obligations under the applicable Ground Lease after the rejection by such Landlord or any fee owner or landlord of the Ground Lease under the Bankruptcy Code, Borrower shall, prior to effecting such offset, notify Mortgagee of its intent to do so, setting forth the amounts proposed to be so offset that, in the reasonable judgment of Mortgagee, would constitute a breach of the applicable Ground Lease, and in the event of such objection, Borrower shall not affect any offset of the amounts so objected to by Mortgagee. Neither Mortgagee’s failure to object as aforesaid nor any objection relating to such offset shall constitute an approval of any such offset by Mortgagee.

(n)

If any action, proceeding, motion or notice shall be commenced or filed in respect of one of the Landlords or any fee owner or landlord, the Mortgaged Property or the Ground Lease in connection with any case under the Bankruptcy Code, Mortgage shall have the option, exercisable upon notice from Mortgagee to the applicable party, to conduct and control any such litigation with counsel of Mortgagee’s choice.  Mortgagee may proceed in its own name or in the name of Borrower in connection with any such litigation, and Borrower agrees to execute any and all powers, authorizations, consents or other documents reasonably required by Mortgagee in connection therewith.  Borrower shall, upon demand, pay to Mortgagee all costs and expenses (including attorneys’ fees and disbursements) paid or incurred by Mortgagee in connection with the prosecution or conduct of any such proceedings.  Any such costs or expenses not paid by Borrower as aforesaid shall be secured by the lien of this Mortgage and shall be added to the principal amount of the indebtedness secured thereby.  Borrower shall not commence any action, suit, proceeding or case, or file any application or make any motion (unless such motion is for the purpose of protecting the Ground Leases and its value as security for the obligations secured by this Mortgage), in respect of the Ground Leases in any such case under the Bankruptcy Code without the prior written consent of Mortgagee.

(o)

Borrower shall, after obtaining knowledge thereof, promptly notify Mortgagee of any filing by or against any Landlord or other fee owner or landlord of a petition under the Bankruptcy Code.  Borrower shall promptly deliver to Mortgagee, following receipt, copies of any and all notices, summonses, pleadings, applications and other documents received by Borrower in connection with any such petition and any proceedings relating thereto.

(p)

If there shall be filed by or against Borrower a petition under the Bankruptcy Code and Borrower as lessee under any Ground Lease, shall determine to reject such Ground Lease pursuant to Section 365(a) of the Bankruptcy Code, Borrower shall give Mortgagee not less than thirty (30) days’ prior notice of the date on which Borrower shall apply to the Bankruptcy Court for authority to reject such Ground Lease.  Mortgagee shall have the right, but not the obligation, to serve upon Borrower within such thirty (30) day period a notice stating that Mortgagee demands that Borrower assume and assign such Ground Lease to Mortgagee pursuant to Section 365 of the Bankruptcy Code and Mortgagee has the right to assign the rights under this subsection (p) to the extent assignable.  If Mortgagee shall serve upon Borrower the notice described in the preceding sentence, Borrower shall not seek to reject its Ground Lease and shall comply with the demand provided for in the preceding sentence and the applicable Landlord shall not contest Borrower’s right to so assign the Ground Lease.

(q)

Borrower hereby assigns and transfers to Mortgagee a non-exclusive right to apply to the Bankruptcy Court under subsection 365(d)(4) of the Bankruptcy Code for an order extending the period during which its Ground Lease may be rejected or assumed.

(r)

Any default under the Ground Lease or any failure by Borrower to perform its obligations under the Ground Leases not cured within the applicable grace period shall constitute an Event of Default hereunder.

Notwithstanding anything to the contrary contained herein, this Mortgage shall not constitute an assignment of either of the Ground Leases and Mortgagee shall have no liability or obligation thereunder by reason of its acceptance of this Mortgage.

Section 8.2

Fee Interests; Fee Owner Mortgage.

(a)

This Mortgage is being executed by Fee Owner solely for the purpose of consenting to this Mortgage and subjecting its fee interest in the Air Rights Parcel and the Retail Parcel and including but not limited to, any rights and development rights thereto, to the lien of this Mortgage.

(b)

With respect to the Fee Owner, it is agreed that the Fee Owner, its officers, members, employees, agents and directors shall have no personal liability hereunder, nor in their capacity as officers, members, employees, agents and directors.  The Fee Owner has executed this Mortgage to subject its interest in the Air Rights Parcel and the Retail Parcel, including air and development rights, to the lien of this Mortgage; however, the Mortgagee shall have no recourse to the Fee Owner other than to the Air Rights Parcel and the Retail Parcel.  No provision, covenant or agreement contained in this Mortgage or any obligations herein imposed upon the Fee Owner or the breach thereof, shall constitute or give rise to or impose upon the Fee Owner a pecuniary liability or a charge upon its general credit.  In executing this Mortgage, the Fee Owner has not obligated itself except with respect to the Air Rights Parcel and the Retail Parcel, including air and development rights.  All agreements and obligations of the Fee Owner and not of any member, director, officer, employee or agent of the Fee Owner in his individual capacity, and no recourse shall be had for the payment of the principal or any debt or interest secured by this Mortgage or for any claim based thereon or hereunder against any member, directory officer, employee or agent of the Mortgagor or any natural person executing this Mortgage.  No agreement herein contained shall be deemed to constitute a debt of the State of New York or of the County of Westchester and neither the State of New York nor the County of Westchester shall be liable or any agreement herein contained, nor shall the obligations secured by this Mortgage be payable out of any funds of the Fee Owner other than those pledged therefor.

(c)

Fee Owner hereby represents that the Ground Leases are in full force and effect and that Borrower is the lessee under each of the Ground Leases and not in default under any Ground Lease.

(d)

Fee Owner hereby represents and warrants that the Pilot Agreement, Project Agreement and Pilot Mortgages are in full force and effect and, in the event of a default by Borrower thereunder, Mortgagee shall be entitled to all benefits running to Borrower thereunder, including, but not limited to, all tax abatements.

(e)

Liability of the Fee Owner Limited. With respect to the Fee Owner, all covenants, stipulations, promises, agreements, and obligations contained in this Mortgage made by the Fee Owner shall be deemed to be the covenants, stipulations, promises, agreements and obligations of the Fee Owner and not of any member, officer, agent, servant, or employee of the Fee Owner in his or her individual capacity, and no recourse under or upon any obligation, covenant or agreement contained in this Mortgage or otherwise based on or in respect of this Mortgage, or for any claim based thereon or otherwise in respect of this Mortgage, shall be had against any past, present or future member, officer, agent (other than the Borrower), servant or employee, as such, of the Fee Owner or any person executing this Mortgage on behalf of the Fee Owner, either directly or indirectly,  It is expressly understood that this Mortgage, with respect to the Fee Owner, is a corporate obligation, and that no such personal liability whatever shall attach to, is or shall be incurred by, any such member, officer, agent (other than the Borrower), servant or employee of the Fee Owner under or be reason of the obligations, covenants or agreement contained in this Mortgage or implied therefrom.  Any and all such personal liability of, and any and all rights and claims against, every director, officer, agent (other than the Borrower), servant or employee of the Fee Owner under or by reason of the obligations, covenants, or agreements contained in this Mortgage or implied therefrom are, to the extent permitted by law, expressly waived and released as a condition of, and as a consideration for, the execution of this Mortgage.  The obligations and agreements of the Fee Owner contained herein shall not constitute or give rise to any obligation of the State of New York or the County of Westchester, New York, and neither the State of New York nor the County of Westchester, New York shall be liable thereon.  Furthermore, such obligations and agreements shall not constitute or give rise to a general obligation of the Fee Owner, but rather shall constitute limited obligations of the Fee Owner payable solely from the revenues of the Fee Owner derived and to be derived from this Mortgage, the Ground Leases, and the Property generally, and/or the sale or other disposition of the Property.

(f)

Remedies Against the Fee Owner Limited. With respect to the Fee Owner, it is expressly understood and agreed that, absent criminal behavior, the sole remedies of Mortgagee (and any successor, assign or receiver thereof) against the Fee Owner in connection with the Loan, any Loan Document, the Ground Leases, and the Property, including, without limitation, the breach of any representation and warranty made by the Fee Owner in this Mortgage, shall be (i) an action or actions to foreclose this Mortgage as set forth herein (under applicable real property law and/or the Uniform Commercial Code, (ii) to bring an action to have a receiver appointed for the Property in accordance with the terms hereof, and (iii) to bring an action or actions (A) for specific performance by the Fee Owner of its obligations, and/or (B) to enjoin the Fee Owner from taking any action which would violate its obligations in each case, under this Mortgage and/or the Ground Leases (to the extent that Mortgagee is a third party beneficiary of certain rights and benefits under the Ground Leases), it being expressly agreed that Mortgagee (and any successor, assign or receiver thereof) shall have no right to bring any action whatsoever against the Fee Owner.

(g)

Fee Owner to Record Mortgage.  Fee Owner, promptly upon the execution and delivery of this Mortgage and thereafter from time to time, will file, register or record or cause this Mortgage and any other Loan Document creating a lien on and/or a security interest in the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law to publish notice of and to protect the lien of, security interest created by and absolute assignment of rents contained in this Mortgage on the Property.

(h)

Limitations on Fee Owner Representative.  Notwithstanding the provisions of this Mortgage to the contrary, the representations made by the Mortgagor in Sections 4.1, 4.2(a), 4.10, 4.11, 4.14, 4.15, 5.3 and 5.4 shall be deemed representations of Borrower only and shall not be deemed representations of Fee Owner.

Article IX
Miscellaneous.

Section 9.1

Rights, Powers and Remedies Cumulative.

Each right, power and remedy of Mortgagee as provided for in this Mortgage, or in any of the other Loan Documents or now or hereafter existing by Law, shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Mortgage, or in any of the other Loan Documents or now or hereafter existing by Law, and the exercise or beginning of the exercise by Mortgagee of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by Mortgagee of any or all such other rights, powers or remedies.

Section 9.2

No Waiver by Mortgagee.

No course of dealing or conduct by or among Mortgagee and Mortgagor shall be effective to amend, modify or change any provisions of this Mortgage or the other Loan Documents.  No failure or delay by Mortgagee to insist upon the strict performance of any term, covenant or agreement of this Mortgage or of any of the other Loan Documents, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, covenant or agreement or of any such breach, or preclude Mortgagee from exercising any such right, power or remedy at any later time or times.  By accepting payment after the due date of any of the Obligations, Mortgagee shall not be deemed to waive the right either to require prompt payment when due of all other Obligations, or to declare an Event of Default for failure to make prompt payment of any such other Obligations.  Neither Mortgagor nor any other Person now or hereafter obligated for the payment of the whole or any part of the Obligations shall be relieved of such liability by reason of (a) the failure of Mortgagee to comply with any request of Mortgagor or of any other Person to take action to foreclose this Mortgage or otherwise enforce any of the provisions of this Mortgage, or (b) any agreement or stipulation between any subsequent owner or owners of the Property and Mortgagee, or (c) Mortgagee’s extending the time of payment or modifying the terms of this

Mortgage or any of the other Loan Documents without first having obtained the consent of Mortgagor or such other Person.  Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate Lien on the Property, Mortgagee may release any Person at any time liable for any of the Obligations or any part of the security for the Obligations and may extend the time of payment or otherwise modify the terms of this Mortgage or any of the other Loan Documents without in any way impairing or affecting the Lien of this Mortgage or the priority of this Mortgage over any subordinate Lien.  The holder of any subordinate Lien shall have no right to terminate any Lease regardless of whether or not such Lease is subordinate to this Mortgage.  Mortgagee may resort to the security or collateral described in this Mortgage or any of the other Loan Documents in such order and manner as Mortgagee may elect in its sole discretion.

Section 9.3

Waivers and Agreements Regarding Remedies.

To the full extent Mortgagor may do so, Mortgagor hereby:

(a)

waives the benefits of all present and future valuation, appraisement, homestead, exemption, stay, extension or redemption, right to notice of election to accelerate the Obligations, and moratorium laws under any state or federal law;

(b)

waives all rights to a marshaling of the assets of Mortgagor, including the Property, or to a sale in the inverse order of alienation in the event of a foreclosure of the Property, and agrees not to assert any right under any Law pertaining to the marshaling of assets, the sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatsoever to defeat, reduce or affect the right of Mortgagee under the terms of this Mortgage to a sale of the Property without any prior or different resort for collection, or the right of Mortgagee to the payment of the Obligations out of the proceeds of sale of the Property in preference to every other claimant whatsoever;

(c)

waives any right to bring or utilize any defense, counterclaim or setoff, other than one which denies the existence or sufficiency of the facts upon which any foreclosure action is grounded.  If any defense, counterclaim or setoff, other than one permitted by the preceding clause, is timely raised in a foreclosure action, such defense, counterclaim or setoff shall be dismissed.  If such defense, counterclaim or setoff is based on a Claim which could be tried in an action for money damages, such Claim may be brought in a separate action which shall not thereafter be consolidated with the foreclosure action.  The bringing of such separate action for money damages shall not be deemed to afford any grounds for staying the foreclosure action; and

(d)

waives and relinquishes any and all rights and remedies which Mortgagor may have or be able to assert by reason of the provisions of any Laws pertaining to the rights and remedies of sureties.

Section 9.4

Successors and Assigns.

All of the grants, covenants, terms, provisions and conditions of this Mortgage shall run with the Land and shall apply to and bind the successors and assigns of Mortgagor (including any permitted subsequent owner of the Property), and inure to the benefit of Mortgagee, its successors and assigns.

Section 9.5

No Warranty by Mortgagee.

By inspecting the Property or by accepting or approving anything required to be observed, performed or fulfilled by Mortgagor or to be given to Mortgagee pursuant to this Mortgage or any of the other Loan Documents, Mortgagee shall not be deemed to have warranted or represented the condition, sufficiency, legality, effectiveness or legal effect of the same, and such acceptance or approval shall not constitute any warranty or representation with respect thereto by Mortgagee.

Section 9.6

Amendments.

This Mortgage may not be modified or amended except by an agreement in writing, signed by the party against whom enforcement of the change is sought.

Section 9.7

Severability.

In the event any one or more of the provisions of this Mortgage or any of the other Loan Documents shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any other respect, or in the event any one or more of the provisions of the Loan Documents operates or would prospectively operate to invalidate this Mortgage or any of the other Loan Documents, then and in either of those events, at the option of

Mortgagee, such provision or provisions only shall be deemed null and void and shall not affect the validity of the remaining Obligations, and the remaining provisions of the Loan Documents shall remain operative and in full force and effect and shall in no way be affected, prejudiced or disturbed thereby.

Section 9.8

Notices.

All Notices required or which any party desires to give hereunder or under any other Loan Document shall be in writing and, unless otherwise specifically provided in such other Loan Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by nationally recognized overnight courier service or by certified United States mail, return receipt requested, postage prepaid, addressed to the party to whom directed at the applicable address specified in the Preamble to this Mortgage (unless changed by similar notice in writing given by the particular party whose address is to be changed) or by facsimile.  Any Notice shall be deemed to have been given either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of facsimile, upon receipt; provided that service of a Notice required by any applicable statute shall be considered complete when the requirements of that statute are met.  Notwithstanding the foregoing, no notice of change of address shall be effective except upon actual receipt.  This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Mortgage or in any other Loan Document or to require giving of notice or demand to or upon any Person in any situation or for any reason.

Section 9.9

Joint and Several Liability.

If Mortgagor consists of two (2) or more Persons, the term "Mortgagor" shall also refer to all Persons signing this Mortgage as Mortgagor, and to each of them, and all of them are jointly and severally bound, obligated and liable hereunder.  Mortgagee may release, compromise, modify or settle with any of Mortgagor, in whole or in part, without impairing, lessening or affecting the obligations and liabilities of the others of Mortgagor hereunder or under the Note.  Any of the acts mentioned aforesaid may be done without the approval or consent of, or notice to, any of Mortgagor.

Section 9.10

Rules of Construction.

The words "hereof," "herein," "hereunder," "hereto," and other words of similar import refer to this Mortgage in its entirety.  The terms "agree" and "agreements" mean and include "covenant" and "covenants."  The words "include" and "including" shall be interpreted as if followed by the words "without limitation."  The headings of this Mortgage are for convenience of reference only and shall not be considered a part hereof and are not in any way intended to define, limit or enlarge the terms hereof.  All references (a) made in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, (b) made in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well, (c) to the Loan Documents are to the same as extended, amended, restated, supplemented or otherwise modified from time to time unless expressly indicated otherwise, (d) to the Land, Improvements, Personalty, Real Property or Property shall mean all or any portion of each of the foregoing, respectively, and (e) to Articles or Sections are to the respective Articles or Sections contained in this Mortgage unless expressly indicated otherwise.  Any term used or defined in the Uniform Commercial Code of the State, as in effect from time to time, which is not defined in this Mortgage shall have the meaning ascribed to that term in the Uniform Commercial Code of the State.  If a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term shall have the meaning specified in Article 9.

Section 9.11

Governing Law.

This Mortgage shall be construed, governed and enforced in accordance with the Laws in effect from time to time in the State (without regard to its conflict of law principles).

Section 9.12

Entire Agreement.

The Loan Documents constitute the entire understanding and agreement between Mortgagor and Mortgagee with respect to the transactions arising in connection with the Loan, and supersede all prior written or oral understandings and agreements between Mortgagor and Mortgagee with respect to the matters addressed in the Loan Documents.  In particular, and without limitation, the terms of any commitment by Mortgagee to make the Loan are merged into the Loan Documents.  Except as incorporated in writing into the Loan Documents, there are no representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents.

Section 9.13

Maximum Indebtedness.

Notwithstanding anything contained herein to the contrary, the maximum amount of principal indebtedness secured by this Mortgage at execution or which under any contingency may become secured hereby at any time is $99,000,000.00 (plus all amounts extended by Mortgagee, after default by Mortgagor hereunder, to enforce, defend and/or maintain the lien of this Mortgage or to protect the Property, or the value thereof, including without limitation, all amounts in respect of insurance premiums, legal fees and all real estate taxes, charges or assessments imposed by law upon the Property, or any other amount, cost or charge to which Mortgagee may become subrogated upon payment as a result of Mortgagor's failure to pay as required by the terms of the Mortgage plus all accrued but unpaid interest on the obligations secured hereby and all other obligations related to any Swap Contracts.

Section 9.14

Lost Note.

Upon receipt of an affidavit of an officer of Mortgagee as to the loss, theft, destruction or mutilation of the Note or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of the Note or other security document, Mortgagor will issue, in lieu thereof, a replacement note or other security document in the same principal amount thereof and otherwise of like tenor.

Section 9.15

Right of Setoff.

Mortgagor hereby grants to Mortgagee, a continuing lien, security interest and right of setoff as security for all liabilities and obligations to Mortgagee whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Mortgagee or any entity under the control of Bank of America Corporation and its successors and/or assigns or in transit to any of them.  At any time, without demand or notice (any such notice being expressly waived by Mortgagor), Mortgagee may setoff the same or any part thereof and apply the same to any liability or obligation of Mortgagor and any Guarantor even though unmatured and regardless of the adequacy of any other collateral security for the Loan.  ANY AND ALL RIGHTS TO REQUIRE MORTGAGEE TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE MORTGAGOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

Section 9.16

Waiver of Jury Trial.

MORTGAGOR AND MORTGAGEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS MORTGAGE OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF MORTGAGEE RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS EVIDENCING AND/OR SECURING THE LOAN, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.  EXCEPT AS PROHIBITED BY LAW, MORTGAGOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.  MORTGAGOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF MORTGAGEE HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT MORTGAGEE WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER.  THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR MORTGAGEE TO ACCEPT THIS MORTGAGE AND MAKE THE LOAN.

Section 9.17

Choice of Law.

This Note and its validity, enforcement and interpretation shall be governed by the laws of the State of New York (without regard to any principles of conflicts of laws) and applicable United States federal law.  MORTGAGOR AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS MORTGAGE OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NORTH CAROLINA SITTING IN MECKLENBURG COUNTY AND OF UNITED STATES FEDERAL COURT IN THE WESTERN DISTRICT OF NORTH CAROLINA AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON MORTGAGOR BY MAIL AT THE ADDRESS SET FORTH IN THIS MORTGAGE.  MORTGAGOR HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT FORUM.

Section 9.18

Time of Essence.

It is specifically agreed that time is of the essence as to all matters provided for in this Mortgage.

Section 9.19

Survival of Warranties and Covenants.

The warranties, representations, covenants and agreements set forth in this Mortgage shall survive the making of the Loan and the execution and delivery of the Note, and shall continue in full force and effect until all of the Obligations shall have been paid and performed in full.

Section 9.20

Dispute Resolution.

(a)

Arbitration.  Except to the extent expressly provided below, any Dispute shall, upon the request of either party, be determined by binding arbitration in accordance with the Federal Arbitration Act, Title 9, United States Code (or if not applicable, the applicable state law), the then current rules for arbitration of financial services disputes of the American Arbitration Association "AAA" and the "Special Rules" set forth below.  In the event of any inconsistency, the Special Rules shall control.  The filing of a court action is not intended to constitute a waiver of the right of Mortgagor or Mortgagee, including the suing party, thereafter to require submittal of the Dispute to arbitration.  Any party to this Mortgage may bring an action, including a summary or expedited proceeding, to compel arbitration of any Dispute in any court having jurisdiction over such action.  For the purposes of this dispute resolution provision only, the terms "party" and "parties" shall include any parent corporation, subsidiary or affiliate of Mortgagee involved in the servicing, management or administration of any obligation described in or evidenced by this Mortgage, together with the officers, employees, successors and assigns of each of the foregoing.

(b)

Special Rules.

(i)

The arbitration shall be conducted in any U.S. state where real or tangible personal property collateral is located, or if there is no such collateral, in the City and County where Mortgagee is located pursuant to its address for notice purposes in this Mortgage.

(ii)

The arbitration shall be administered by AAA, who will appoint an arbitrator.  If AAA is unwilling or unable to administer the arbitration, or if AAA is unwilling or unable to enforce, or legally precluded from enforcing any and all provisions of this Dispute Resolution Section, then any party to this Agreement may substitute another arbitration organization that has similar procedures to AAA and that will observe and enforce  any and all provisions of this Dispute Resolution Section.  All Disputes shall be determined by one arbitrator; however, if the amount in controversy in a Dispute exceeds Five Million Dollars ($5,000,000), upon the request of any party, the Dispute shall be decided by three arbitrators (for purposes of this Agreement, referred to collectively as the "arbitrator").

(iii)

All arbitration hearings will be commenced within ninety (90) days of the demand for arbitration and completed within ninety (90) days from the date of commencement; provided, however, that upon a showing of good cause, the arbitrator shall be permitted to extend the commencement of such hearing for up to an additional sixty (60) days.

(iv)

The judgment and the award, if any, of the arbitrator shall be issued within thirty (30) days of the close of the hearing.  The arbitrator shall provide a concise written statement setting forth the reasons for the judgment and for the award, if any.  The arbitration award, if any, may be submitted to any court having jurisdiction to be confirmed and enforced, and such confirmation and enforcement shall not be subject to arbitration.

(v)

The arbitrator will have the authority to decide whether any Dispute is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis.  For purposes of the application of the statute of limitations, the service on AAA under applicable AAA rules of a notice of Disputes is the equivalent of the filing of a lawsuit.

(vi)

Any dispute concerning this arbitration provision, including any such dispute as to the validity or enforceability of this provision, or whether a Dispute is arbitrable, shall be determined by the arbitrator.

(vii)

The arbitrator shall have the power to award legal fees and costs pursuant to the terms of this Mortgage.

(c)

Reservations of Rights.  Nothing in this Mortgage shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation and any waivers contained in this Mortgage, or (ii) apply to or limit the right of Mortgagee (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose judicially or nonjudicially against any real or personal property collateral, or to exercise judicial or nonjudicial power of sale rights, (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief, writ of possession, prejudgment attachment, or the appointment of a receiver, or (D) to pursue rights against a party to this Mortgage in a third-party proceeding in any action brought against Mortgagee in a state, federal or international court, tribunal or hearing body (including actions in specialty courts, such as bankruptcy and patent courts).  Mortgagee may exercise the rights set forth in clauses (A) through (D), inclusive, before, during or after the pendency of any arbitration proceeding brought pursuant to this Mortgage.  Neither the exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the Dispute occasioning resort to such remedies.  No provision in the Loan Documents regarding submission to jurisdiction and/or venue in any court is intended or shall be construed to be in derogation of the provisions in any Loan Document for arbitration of any Dispute.

(d)

Conflicting Provisions for Dispute Resolution.  If there is any conflict between the terms, conditions and provisions of this Section and those of any other provision or agreement for arbitration or dispute resolution, the terms, conditions and provisions of this Section shall prevail as to any Dispute arising out of or relating to (i) this Mortgage, (ii) any other Loan Document, (iii) any related agreements or instruments, or (iv) the transaction contemplated herein or therein (including any claim based on or arising from an alleged personal injury or business tort).  In any other situation, if the resolution of a given Dispute is specifically governed by another provision or agreement for arbitration or dispute resolution, the other provision or agreement shall prevail with respect to said Dispute.

(e)

JURY TRIAL WAIVER IN ARBITRATION.  BY AGREEING TO THIS SECTION, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY DISPUTE.

Section 9.21

Forum.

MORTGAGOR AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS MORTGAGE OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NORTH CAROLINA SITTING IN MECKLENBURG COUNTY AND OF UNITED STATES FEDERAL COURT IN THE WESTERN DISTRICT OF NORTH CAROLINA AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON MORTGAGOR BY MAIL AT THE ADDRESS SET FORTH IN THIS MORTGAGE.  MORTGAGOR HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT FORUM.

Mortgagor hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any state court or any United States federal court sitting in the State of North Carolina may be made by certified or registered mail, return receipt requested, directed to Mortgagor at its address for notice set forth in this Mortgage, or at a subsequent address of which Mortgagee received actual notice from Mortgagor in accordance with the notice section of this Mortgage, and service so made shall be complete five (5) days after the same shall have been so mailed.  Nothing herein shall affect the right of Mortgagee to serve process in any manner permitted by Law or limit the right of Mortgagee to bring proceedings against Mortgagor in any other court or jurisdiction.

[remainder of page left intentionally blank – signature page(s) and exhibit(s) to follow]

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage under seal as of the date first written above.

MORTGAGOR:

COUNTY OF WESTCHESTER INDUSTRIAL DEVELOPMENT AGENCY

By: /s/ Eileen Mildenberger

Eileen Mildenberger, Executive Director

INLAND DIVERSIFIED WHITE PLAINS CITY CENTER, L.L.C., a Delaware limited liability company

By: Inland Diversified White Plains City Center Member, L.L.C., its sole Member and Manager

By: Inland Diversified White Plains City Center Member II, L.L.C., its Manager

By: Inland Diversified Real Estate Trust, Inc., its sole Member and Manager

By: /s/  Barry L. Lazarus

Name: Barry L. Lazarus

Title: President

[SEAL]

STATE OF NEW YORK

)

) ss.:

COUNTY OF WESTCHESTER

)

On the ____ day of September in the year 2012, before me, the undersigned, personally appeared Eileen Mildenberger, the Executive Director of COUNTY OF WESTCHESTER INDUSTRIAL DEVELOPMENT AGENCY, a corporate governmental agency constituting a body corporate and politic and a public benefit corporation of the State of New York, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

____________________________________

Notary Public

Commission Expires:

STATE OF ILLINOIS

)

) ss.:

COUNTY OF DUPAGE

)

On the 28th day of September in the year 2012, before me, the undersigned, personally appeared Barry L. Lazarus, the President of Inland Diversified Real Estate Trust, Inc., the sole Member and Manager of Inland Diversified White Plains City Center Member II, LLC, the Manager of Inland Diversified White Plains City Center Member, LLC, the sole Member and Manager of INLAND DIVERSIFIED WHITE PLAINS CITY CENTER, LLC, a Delaware limited liability company, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Rose Marie Allred

Notary Public

Commission Expires:

Exhibit A-1

Air Rights Parcel Legal Description

Exhibit A

NPCHLT1:501139.1-TBF-(KMROCHEK) 900000-02386

Exhibit A-2

Retail Parcel Legal Description

Exhibit A

NPCHLT1:501139.1-TBF-(KMROCHEK) 900000-02386